Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[    ]  Preliminary Proxy Statement
[    ]  Confidential, for Use of the Commission Only (as
        permitted by Rule 14a-6(e)(2))
[ X  ]  Definitive Proxy Statement
[    ]  Definitive Additional Materials
[    ]  Soliciting Material Pursuant to  240.14a-11(c) or
        240.14a-12

THE DOW CHEMICAL COMPANY

Tina S. Van Dam, Assistant Secretary

Payment of Filing Fee (Check the appropriate box):
[  X ]  No fee required
[    ]  Fee computed on table below per Exchange Act Rules 14a-
        6(I)(1) and 0-11(1) Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction
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        computed pursuant to Exchange Act Rule 0-11 (set forth
        the amount on which the filing fee is calculated and state how it was determined):

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[    ]  Check box if any part of the fee is offset as provided
        by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)  Amount Previously Paid:

        (2)  Form, Schedule or Registration Statement No.:

        (3)  Filing Party:

        (4)  Date Filed:



          NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON MAY 15, 1997

March 26, 1997

Dear Dow Stockholder:

The Centennial Annual Meeting of Stockholders of The Dow Chemical
Company will be held on Thursday, May 15, 1997, at 2 p.m. at the Midland Center for the Arts, 1801 West St. Andrews, Midland,
Michigan.

Stockholders will vote upon the following matters either by proxy or in person:
1.   Election of seven Directors.
2. Ratification of the selection of Deloitte & Touche LLP as Dow's independent auditors for 1997.
3.   Authorization of the amendment of the 1988 Award and Option
     Plan.
4. Transaction of any other business as may properly come before the Meeting.

Your vote on the business to be considered at this Meeting is important, regardless of the number of shares you own. Please complete, sign and date the enclosed proxy voting form and mail it promptly in the enclosed envelope to be sure that your shares are represented. If your form is not returned, your shares may not be voted.

The Board of Directors has set the close of business on March 17, 1997, as the record date for determining stockholders entitled to receive notice of the Annual Meeting and any adjournment and to vote. A list of common stockholders entitled to vote shall be open to any stockholder for any purpose relevant to the Meeting for ten days before the Meeting, from 8:30 a.m. to 5 p.m., at the Office of the Corporate Secretary, 2030 Dow Center, Midland, Michigan.

Seating is limited, so the Board has established the rule that stockholders only may attend or up to three people holding proxies for any one stockholder or account (in addition to those named as Board proxies on the printed proxy forms). Proxy holders are asked to present their credentials in the lobby before the Annual Meeting begins.

You will need a validated ticket of admission or proof of stock ownership to be admitted to the Meeting. Stockholders will receive a ticket as part of their proxy material. Stockholders of record and participants in the Dividend Reinvestment Plan, the Dow Salaried Employees' Savings Plan, the Dow Hourly Employees' Savings Plan, the DowElanco Savings Plan, and the DH Compounding Company Savings and Retirement Plan need only check the box on the proxy form to validate their preprinted ticket and indicate that they will attend. Questions may be directed to Dow's transfer agent at 1-800-DOW(369)-5606 or (617)575-3899.

Other stockholders holding stock in nominee name or beneficially (holding in "street name") will receive a ticket with their proxy material and need to take no further action. Street name holders without tickets will need proof of ownership for admission to the Annual Meeting, such as a recent brokerage statement or letter from the bank or broker.

We look forward to seeing you at the Annual Meeting.

/s/ John Scriven
John Scriven
Vice President
General Counsel and Secretary

                          INTRODUCTION

This proxy statement and proxy voting form are being sent to all stockholders of The Dow Chemical Company ("Dow" or the "Company") as of the close of business on March 17, 1997, the record date for the Centennial Annual Meeting of Stockholders to be held on May 15, 1997.

In the following pages of this Proxy Statement, you will find information on your Board of Directors, the candidates for election to the Board and the continuing Directors, and two resolutions to be voted upon at the Annual Meeting of Stockholders or any adjournment of that Meeting. The background information in this proxy statement has been supplied to you at the request of the Board of Directors to help you decide how to vote.

VOTING YOUR SHARES BY PROXY FORM
You are encouraged to use the proxy form to cast your votes.
YOUR SHARES WILL BE VOTED IF THE PROXY IS PROPERLY SIGNED, DATED AND RECEIVED PRIOR TO MAY 15, 1997, THE DATE OF THE ANNUAL MEETING. IF NO SPECIFIC CHOICES ARE MADE BY YOU, AS EXPLAINED ON YOUR PROXY FORM, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY FORM WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. You may revoke your proxy at any time before its use at the Meeting by sending a written revocation, by sending a proxy bearing a later date, or by attending the Meeting and voting in person.

Company has a confidential voting policy that respects the right of each stockholder to vote upon matters free from coercion and retaliation and requires that the proxies and ballots of all stockholders be kept confidential from the Company's management and Board unless disclosure is requested by the stockholders, unless disclosure is necessary to meet legal requirements or to assert or defend claims, or during a contested solicitation or election. It further provides that employees may confidentially vote their shares of Company stock held by the Company pension plans, and requires the appointment of independent tabulators and inspectors of election.

SHARES OUTSTANDING
At the close of business on the record date, March 17, 1997, there were 234,171,738 shares of Dow common stock and 1,474,053 shares of Series A ESOP Convertible Preferred Stock outstanding and entitled to vote. Each share of common stock is entitled to one vote. Preferred stockholders will vote with the holders of common stock as one class and are entitled to the same number of votes as the shares of Dow common stock into which the ESOP stock could be converted, according to a fixed formula based on the market price of common stock for five consecutive trading days ending on and including the record date. Each share of ESOP stock this year converts to 1.027 votes.

PROXIES ON BEHALF OF THE BOARD
The enclosed proxy is being solicited by the Board of Directors to provide an opportunity to all stockholders of record to vote on agenda items, whether or not they are able to attend the Annual Meeting. Proxies on behalf of the Board may be solicited in person, by mail, by telephone or by electronic communication by Dow officers and employees. They will not be specially compensated for their services in this regard. Dow has retained Georgeson & Co. to aid in the solicitation of stockholders, primarily brokers, banks and other institutional investors, for an estimated fee of $17,000. Arrangements have been made with brokerage houses, nominees and other custodians and fiduciaries to send materials to their principals and their reasonable expenses will be reimbursed on request. The cost of solicitation will be borne by the Company.

           THE BOARD OF DIRECTORS AND BOARD COMMITTEES

The ultimate authority to manage the business of The Dow Chemical
Company rests with the Board of Directors. The Board appoints the Company's officers, assigns responsibilities for management of the Company's operations to them and reviews their performance.

In the past year, one Director retired from the Board:  William
J. Neely, a Director since 1988, who retired at the conclusion of the Annual Meeting in May 1997. Mr. Neely had served as a Vice President of the Company, Corporate Director of Manufacturing and Engineering, Director of Operations for Dow Europe S.A., General Manager of the Louisiana Division and Manufacturing Manager of the Texas Division. His advice and experience will be greatly missed by the Company and by his colleagues on the Board.

There were seven Board meetings in 1996. Sixteen of the Directors attended 100 percent of the Board meetings and all the Directors then serving attended the last Annual Meeting of Stockholders. The Company is required to report whether any Director attended fewer than 75 percent of the sum of the total number of Board meetings and the total number of Board committee meetings that each such respective Director was eligible to attend during the past year. All of the incumbent Dow Directors exceeded that attendance threshold and twelve had 100 percent attendance.

Board committees perform many important functions. The responsibilities of each committee are stated in the Bylaws.
The Board, upon the recommendation of the Committee on Directors, elects members to each committee and has the power to change the responsibilities assigned to any committee or the committee membership. A brief description of the current standing Board committees follows, with memberships listed as of March 17, 1997:

EXECUTIVE COMMITTEE: Exercises the powers of the Board to manage the Company between meetings of the Board. Twelve meetings in 1996. Members: W. S. Stavropoulos (Chairman), A. J. Carbone, M.
D. Parker, F. P. Popoff and J. P. Reinhard.

AUDIT COMMITTEE: Recommends a firm of independent auditors to be appointed by the Board, subject to ratification by the stockholders. Reviews the Company's annual consolidated financial statements. Consults separately with the independent auditors, the Corporate Auditor and the Controller with regard to the adequacy of internal controls. Reviews with the independent auditors the proposed plan of audit and the results. Four meetings in 1996. Members: B. H. Franklin (Chairman), A. D. Gilmour, H. T. Shapiro and P. G. Stern.

COMMITTEE ON DIRECTORS: Studies the size and makeup of the Board and its committees and recommends candidates for Board and committee membership. Three meetings in 1996. Members: W. D.
Davis (Chairman), F. P. Popoff, H. T. Shapiro, W. S. Stavropoulos and P. G. Stern.

COMPENSATION COMMITTEE: Establishes salaries, bonuses and other compensation for Dow Directors and officers and for certain other managerial and professional personnel. Administers the Company's award and option plans. Seven meetings in 1996. Members: H. T. Shapiro (Chairman), W. D. Davis, B. H. Franklin, A. D. Gilmour and P. G. Stern.

ENVIRONMENT, HEALTH AND SAFETY COMMITTEE: Has the authority and responsibility to assess all aspects of the Company's environment, health and safety policies and performance, and to make recommendations to the Board and management with regard to promoting and maintaining superior standards of performance.
Five meetings in 1996. Members: F. P. Corson (Chairman), A. A. Allemang, J. K. Barton, D. T. Buzzelli, J. C. Danforth, M. L. Dow and M. D. Parker.

FINANCE COMMITTEE: Reviews Dow's financial affairs and makes recommendations to the Board concerning financial matters. Seven meetings in 1996. Members: J. P. Reinhard (Chairman), A. J. Carbone, J. L. Downey, E. C. Falla, M. D. Parker, F. P. Popoff and W. S. Stavropoulos.

INVESTMENT POLICY COMMITTEE: Establishes investment policy and reviews the performance of funds invested for the Dow Employees' Pension Plan. Helps establish investment policies for other funds and entities connected with the Company. Four meetings in 1996. Members: M. L. Dow (Chairman), F. P. Corson, J. C. Danforth, J. L. Downey, E. C. Falla and J. P. Reinhard.

PUBLIC INTEREST COMMITTEE: Assesses aspects of Dow's business decisions to determine their social impact and makes recommendations to the Board and management regarding the most socially desirable alternatives. Recommends to the Board an annual budget for charitable contributions. Three meetings in 1996. Members: D. T. Buzzelli (Chairman), J. K. Barton, A. J. Carbone, F. P. Corson, J. C. Danforth, W. D. Davis, M. L. Dow, J.
L. Downey, B. H. Franklin, M. D. Parker, H. T. Shapiro, W. S. Stavropoulos and P. G. Stern.

                          AGENDA ITEM 1
                       BOARD OF DIRECTORS
          CANDIDATES FOR ELECTION AND CURRENT DIRECTORS

The Dow Board of Directors is divided into three classes. Each class, described in the chart below, serves a term of three years. The terms of the Directors in each class expire at the Annual Meeting of Stockholders in the year listed on the chart.

     Class II      Class III Directors 1998   Class I Directors 1999
  Directors 1997
Fred P. Corson      Arnold A. Allemang*      Jacqueline K. Barton
Willie D. Davis     John C. Danforth         David T. Buzzelli
Michael L. Dow      Enrique C. Falla         Anthony J. Carbone
Michael D. Parker   Allan D. Gilmour         Joseph L. Downey
J. Pedro Reinhard   Frank P. Popoff          Barbara Hackman Franklin
Paul G. Stern       William S. Stavropoulos  Harold T. Shapiro

* Arnold A. Allemang became a Director on July 11, 1996, and is nominated for Class III.

In accordance with the recommendation of the Committee on Directors, the Board of Directors has nominated Fred P. Corson, Willie D. Davis, Michael L. Dow, Michael D. Parker, J. Pedro Reinhard and Paul G. Stern for election as Directors in Class II to serve three-year terms to expire at the Annual Meeting in the year 2000 and until their successors are elected and qualified, and Arnold A. Allemang for election as a Director in Class III to serve a one-year term to expire at the Annual Meeting in 1998 and until his successor is elected and qualified.

Each nominee is currently serving as a Director and each has consented to serve for the new term. Other than Mr. Allemang, who is being nominated for election by the stockholders for the first time this year, all nominees have previously been elected as Directors by the Company's stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THESE NOMINEES AS DIRECTORS. The election of Directors requires a plurality of the votes actually cast. As explained on the accompanying proxy, it is the intention of the persons named as proxies to vote in favor of the candidates nominated by the Board unless such authority is withheld. If something unanticipated should occur prior to the Annual Meeting, making it impossible for one or more of the candidates to serve as a Director, votes will be cast in the best judgment of the persons authorized as proxies.

Information in the biographies of candidates and continuing
Directors that follows is current as of March 17, 1997, the record date for the Annual Meeting.

CANDIDATES FOR ELECTION AS DIRECTOR

Photo 1

ARNOLD A. ALLEMANG, 54, DOW VICE PRESIDENT AND DIRECTOR OF MANUFACTURING AND ENGINEERING. DIRECTOR SINCE 1996.
Employee of Dow since 1965. Director of Technology Centers, Dow U.S.A. 1989-92. Manufacturing General Manager, Dow Benelux N.V.* 1992-93. Regional Vice President, Manufacturing and Administration, Dow Benelux N.V.* 1993. Vice President, Manufacturing Operations, Dow Europe S.A.* 1993-95. Dow Vice President and Director of Manufacturing and Engineering 1995to date.

Photo 2

FRED P. CORSON, 55, DOW VICE PRESIDENT AND DIRECTOR OF RESEARCH AND DEVELOPMENT. DIRECTOR SINCE 1994.
Employee of Dow since 1967. Director of Research and Development for Dow Latin America 1980-83 and Dow U.S.A. Plastics Department 1983-87. General Manager of Engineering Thermoplastics Department 1985-87. Vice President of Research and Development, Dow U.S.A. Plastics 1987-90. Dow Director of Research and Development 1990 to date. Vice President 1991 to date. Director of the Michigan Molecular Institute. Member of the Council for Chemical Research; Industrial Research Institute; the American Chemical Society; Advisory Board for the National Sciences Resource Center; and the Alumni and Industrial Advisory Council for the Department of Chemistry, The University of Michigan.

Photo 3

WILLIE D. DAVIS, 62, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF ALL PRO BROADCASTING, INC. DIRECTOR SINCE 1988.
President and Chief Executive Officer of All Pro Broadcasting, Inc., a Los Angeles broadcasting company, 1976 to date. Director of Wicor, Inc.; Sara Lee Corporation; Alliance Bank; MGM/UA Grand Company; Kmart Corporation; Johnson Controls Inc.; L.A. Gear Inc.; Rally's Hamburgers Inc.; and the Strong Funds. Trustee of the University of Chicago, Occidental College and Marquette University. Member of the Grambling College Foundation and the Ewing Marion Kauffman Center for Entrepreneurial Leadership Development Committee.

Photo 4

MICHAEL L. DOW, 62, OWNER OF GENERAL AVIATION, INC.  DIRECTOR
SINCE 1988.
Founder and owner of General Aviation, Inc., a provider of aviation-related services located in Lansing, Michigan, 1965 to date. Owner of Michael L. Dow Associates. Director of Chemical Financial Corporation and Chemical Bank and Trust Company, both of Midland, Michigan. Trustee and Treasurer of The Herbert H. and Grace A. Dow Foundation. Trustee of the Michigan State University Foundation.

Photo 5

MICHAEL D. PARKER, 50, DOW EXECUTIVE VICE PRESIDENT AND PRESIDENT OF DOW NORTH AMERICA. DIRECTOR SINCE 1995.
Employee of Dow since 1968. Dow Europe S.A.* Product Marketing Manager for Epoxy Resins 1977-79. Director of Marketing for Inorganic Chemicals 1979-82. Director of Marketing for Organic Chemicals 1982-83. Commercial Director for the Functional Products Department 1983-84. Dow U.S.A. General Manager of the Specialty Chemicals Department 1984-87. Dow Chemical Pacific Limited* Commercial Vice President 1987-88, President 1988-93. Dow Group Vice President 1993-96. Group Vice President - Chemicals and Hydrocarbons 1993-95. Vice President for Chemicals and Metals 1995 to date. President Dow North America 1995 to date. Executive Vice President, November 1996 to date. Director of Destec Energy, Inc.,* the National Association of Manufacturers and the National Legal Center for the Public Interest.

Photo 6

J. PEDRO REINHARD, 51, DOW EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER. DIRECTOR SINCE 1995.
Employee of Dow since 1970. Dow Brazil Area Finance Director 1978-81. Dow Europe S.A.* Finance Director 1981-85. Dow Assistant Treasurer 1984-85. Dow Europe S.A.* Vice President 1985-88. Managing Director, Dow Italy 1985-88. Dow Treasurer 1988-96, Vice President 1990-95, Financial Vice President 1995-96, Chief Financial Officer 1995 to date, Executive Vice President, November 1996 to date. Director of DowElanco* and Destec Energy, Inc.* Chairman of the Board of Liana Limited.* Member of the Financial Accounting Standards Advisory Council, National Association of Corporate Treasurers and the Financial Executives Institute.

Photo 7

PAUL G. STERN, 58, PARTNER AT THAYER CAPITAL PARTNERS.  DIRECTOR
SINCE 1992.
Partner and co-founder of Thayer Capital Partners, 1995 to date. Visiting Professor at the Wharton School of the University of Pennsylvania. Special Partner at Forstmann Little & Co. 1993-95. Northern Telecom Limited Director 1988-93, Vice Chairman and Chief Executive Officer 1989-90, Chief Executive Officer 1990-93, Chairman of the Board 1990-93. President, Unisys Corporation (formerly Burroughs Corporation) 1982-87. Director of LTV Corporation and Whirlpool Corporation. Board member of the Lauder Institute and the University of Pennsylvania's School of Engineering and Applied Science and the Wharton School. Treasurer, John F. Kennedy Center for the Performing Arts, Washington, D.C.

CURRENT DIRECTORS

Photo 8

JACQUELINE K. BARTON, 44, PROFESSOR OF CHEMISTRY, CALIFORNIA INSTITUTE OF TECHNOLOGY. DIRECTOR SINCE 1993.
Assistant Professor of Chemistry and Biochemistry, Hunter College, City University of New York 1980-82. Columbia
University: Assistant Professor 1983-85, Associate Professor 1985-86, Professor of Chemistry and Biological Sciences 1986-89. Professor of Chemistry, California Institute of Technology 1989 to date. Named a MacArthur Foundation Fellow 1991. Recipient of the American Chemical Society ("ACS") William H. Nichols Medal Award 1997, Columbia University Medal of Excellence 1992, ACS Garvan Medal 1992, Mayor of New York's Award in Science and Technology 1988, ACS Award in Pure Chemistry 1988 and the Alan T. Waterman Award of the National Science Foundation 1985. Member of the American Academy of Arts and Sciences and the Gilead Sciences Scientific Advisory Board. Trustee of Barnard College.

Photo 9

DAVID T. BUZZELLI, 55, DOW VICE PRESIDENT AND CORPORATE DIRECTOR OF ENVIRONMENT, HEALTH & SAFETY, PUBLIC AFFAIRS AND INFORMATION SYSTEMS. DIRECTOR SINCE 1993.
Employee of Dow since 1965. Manager of Agricultural Products, Health and Environmental Services, Michigan Division 1980-84. Director of Government and Public Affairs 1984-86. Vice President of Dow Chemical U.S.A. 1984-86. Chairman, President and CEO of Dow Chemical Canada Inc.* 1986-90. Dow Vice President 1990 to date. Corporate Director of Environment, Health and Safety 1990 to date. Corporate Director of Public Affairs 1993 to date. Management responsibility for Information Systems 1994 to date. Director of Dow Corning Corporation.* Co-Chairman of the President's Council on Sustainable Development. Member of The Conference Board Council on Environmental Affairs, Chairman of The Keystone Center Board of Trustees, World Resources Institute Advisory Board and the Midland Community Center Board of Trustees.

Photo 10

ANTHONY J. CARBONE, 56, DOW EXECUTIVE VICE PRESIDENT.  DIRECTOR
SINCE 1995.
Employee of Dow since 1962. Dow Latin America Marketing Director for Plastics 1974-76. Dow Business Manager for STYROFOAM Trademark 1976-80, Director of Marketing for Functional Products and Systems 1980-83. Dow U.S.A. General Manager of the Coatings and Resins Department 1983-86, General Manager of Separation Systems 1986-87, Vice President Dow Plastics 1987-91. Dow North America Group Vice President for Plastics 1991-93. Group Vice President, Dow Plastics 1993-95. Group Vice President - Plastics, Hydrocarbons and Energy 1995-96. Executive Vice President, November 1996 to date. Director, Dow-United Technologies Composite Products, Inc.* Board member of the Society of Plastics Industries and the American Plastics Council.

Photo 11

JOHN C. DANFORTH, 60, PARTNER, BRYAN CAVE LLP, AND FORMER UNITED STATES SENATOR. DIRECTOR SINCE 1996.
Partner with the law firm of Bryan Cave LLP with offices in St. Louis, Kansas City, and fourteen other cities in the United States and abroad, 1995 to date. Attorney General of Missouri 1969-76. United States Senate 1976-95, serving on the Committee on Finance; Committee on Commerce, Science and Transportation; and the Select Committee on Intelligence. Director of General American Life Insurance Company and Cerner Corporation. Recipient of the St. Louis Award, the Harry S Truman Good Neighbor Award, the St. Louis Man of the Year Award, the Right Arm of St. Louis Award, the University of Missouri-Kansas City Chancellor's Medal Award, the Presidential World Without Hunger Award, the Legislative Leadership Award of the National Commission Against Drunk Driving, the Distinguished Missourian and Brotherhood Awards of the National Conference of Christians and Jews.

Photo 12

JOSEPH L. DOWNEY, 60, DOW SENIOR CONSULTANT. CHAIRMAN OF DOWELANCO.* DIRECTOR SINCE 1989.
Employee of Dow since 1961. Dow Chemical U.S.A. Vice President 1983-86. Dow Vice President 1985-91, Senior Vice President 1991-
94. President of Dow Consumer Products Inc.* 1986-88. Chairman of the Board of DowBrands Inc.* 1988-95. Chairman of the Board of DowElanco* 1989 to date. Director of DowBrands Inc.* and Security National Bank, Manhattan, Kansas.

Photo 13

ENRIQUE C. FALLA, 57, DOW SENIOR VICE PRESIDENT.  DIRECTOR SINCE
1985.
Employee of Dow since 1967. Commercial Vice President of Dow Latin America 1979-80. President of Dow Latin America 1980-84. Dow Financial Vice President 1984-91. Treasurer 1986-87. Chief Financial Officer 1987-95. Executive Vice President 1991-97. Senior Vice President 1997 to date. Director of Dow Corning Corporation,* Kmart Corporation, Guidant Corporation, and the University of Miami.

Photo 14

BARBARA HACKMAN FRANKLIN, 56, PRESIDENT AND CEO, BARBARA FRANKLIN ENTERPRISES, AND FORMER U.S. SECRETARY OF COMMERCE. DIRECTOR 1980-92 AND 1993 TO DATE.
U.S. Consumer Product Safety Commission 1973-79, Vice Chairman 1973-74 and 1977-78. Wharton School of the University of Pennsylvania, Senior Fellow 1979-89, Director of the Government and Business Program 1980-88. President and CEO, Franklin Associates 1984-92. U.S. Secretary of Commerce 1992-93. President and CEO, Barbara Franklin Enterprises 1995 to date. Alternate Representative to 44th United Nations General Assembly 1989-90. President's Advisory Committee for Trade Policy and Negotiations 1982-86 and 1989-92. AICPA Board of Directors 1979-86, Auditing Standards Board Planning Committee 1989-92. Advisor to U.S. Comptroller General 1984-92 and 1995 to date. Director of Aetna, Inc.; AMP Incorporated; MedImmune, Inc.; Cincinnati Milacron, Inc. and NASDAQ Stock Market, Inc.

Photo 15

ALLAN D. GILMOUR, 62, RETIRED VICE CHAIRMAN OF FORD MOTOR COMPANY. DIRECTOR SINCE 1995.
Employee of Ford Motor Company 1960-95, Assistant to the Executive Vice President - Finance 1968-72. Ford Motor Credit Company, Executive Vice President - Administration 1972-73, Executive Vice President - Administration and Special Financing Operations 1973-75, President 1975-77. Ford Executive Director of Corporate and North American Analysis 1977-79, Corporate Vice President and Controller 1979-84, Vice President - External and Personnel Affairs 1984-86, Executive Vice President and Chief Financial Officer 1986-87. Executive Vice President - International Automotive Operations 1987-89, Executive Vice President - Corporate Staffs 1989-90, President - Ford Automotive Group 1990-93. Director of Ford Motor Company 1986-95, Vice Chairman 1993-95. Director of DTE Energy Company; The Prudential Insurance Company of America; U S WEST, Inc.; and Whirlpool Corporation.

Photo 16

FRANK P. POPOFF, 61, CHAIRMAN OF THE DOW BOARD OF DIRECTORS.
DIRECTOR SINCE 1982.
Employee of Dow since 1959. Dow Europe S.A.* Executive Vice President 1980-81, President 1981-85. Dow Executive Vice President 1985-87, President 1987-93, President and Chief Operating Officer 1987, Chief Executive Officer 1987-95, Chairman of the Board 1992 to date. Director of American Express Company; U S WEST, Inc.; Chemical Financial Corporation; United Technologies Corporation; and the Michigan Molecular Institute. Past Chairman of the Chemical Manufacturers Association. Member of The Business Council, The Conference Board, the American Chemical Society, the National LEAD Council, the Michigan Business Partnership, and the Broken Hill Proprietary Company Limited of Australia International Advisory Council.

Photo 17

HAROLD T. SHAPIRO, 61, PRESIDENT OF PRINCETON UNIVERSITY.
DIRECTOR SINCE 1985.
President of The University of Michigan 1980-87. President of Princeton University 1988 to date. Chairman, National Bioethics Advisory Commission 1996 to date. Presidential Appointment to the Council of Advisors on Science and Technology 1990-92. Member of the Institute of Medicine and the American Philosophical Society. Fellow of the American Academy of Arts and Sciences. Trustee and Chair of the Board of the Alfred P. Sloan Foundation. Trustee of the University of Pennsylvania Medical Center, The Universities Research Association, and the Educational Testing Service. Director of the National Bureau of Economic Research.

Photo 18

WILLIAM S. STAVROPOULOS, 57, DOW PRESIDENT AND CHIEF EXECUTIVE OFFICER. DIRECTOR SINCE 1990.
Employee of Dow since 1967.  President of Dow Latin America 1984-
85. Dow U.S.A. Commercial Vice President for Basics and Hydrocarbons 1985-87. Group Vice President for Plastics and Hydrocarbons 1987-90. President of Dow U.S.A. 1990-93. Dow Vice President 1990-91, Senior Vice President 1991-93, Chief Operating Officer 1993-95, President 1993 to date, Chief Executive Officer 1995 to date. Director of Dow Corning Corporation,* DowBrands Inc.,* DowElanco,* NCR Corporation, Chemical Financial Corporation, and Chemical Bank and Trust Company. Member of the American Chemical Society, The Business Council, The Business Roundtable, and the Society of Chemical Industry. Serves on the Joint Automotive Suppliers Governmental Action Council and the University of Notre Dame Advisory Council for the College of Science. Board member of the American Plastics Council, Chemical Manufacturers Association, University of Washington Foundation, American Enterprise Institute for Public Policy Research, Midland Community Center, and U.S. Council for International Business.

* A number of Company entities are referred to in the biographies and are defined as follows. (Some of these entities have had various names over the years and the names and relationships to the Company, unless otherwise indicated, are stated in this footnote as they existed as of the Annual Meeting record date.) Dow Corning Corporation and Dow-United Technologies Composite Products, Inc., corporations 50 percent-owned by Dow; DowElanco, a general partnership 60 percent-owned by Dow; Destec Energy, Inc., a majority-owned subsidiary of Dow; Dow Benelux N.V., Dow Chemical Canada Inc., Dow Chemical Pacific Limited, Dow Europe S.A., Dow Italia S.p.A., DowBrands Inc., and Liana Limited, all ultimately wholly owned subsidiaries of Dow. Ownership by Dow described above may be either direct or indirect.

                          AGENDA ITEM 2
                 RATIFICATION OF THE APPOINTMENT
                   OF THE INDEPENDENT AUDITORS

RESOLVED, THAT THE APPOINTMENT BY THE BOARD OF DIRECTORS OF
DELOITTE & TOUCHE LLP TO AUDIT THE 1997 CONSOLIDATED FINANCIAL
STATEMENTS OF THE DOW CHEMICAL COMPANY AND ITS SUBSIDIARIES IS
HEREBY RATIFIED.

The Bylaws provide that the Board's selection of auditors must be presented for stockholder ratification or rejection at the Annual Meeting. The Audit Committee has recommended and the Board has, subject to your ratification, appointed Deloitte & Touche LLP (the "Firm") to audit and report on the consolidated financial statements of Dow and its subsidiaries for 1997. Deloitte & Touche LLP has audited Dow's financial statements for more than 75 years and served as its independent auditors for 1996. The Firm has offices or affiliates at or near most of the locations where Dow operates in the United States and other countries. Deloitte & Touche LLP regularly rotates its lead audit partner assigned to Dow.

Before making its recommendation for appointment, the Audit Committee carefully considers the qualifications of candidates for independent auditors. For Deloitte & Touche LLP, this has included a review of its performance in prior years, as well as its reputation for integrity and for competence in the fields of accounting and auditing. The Audit Committee has expressed its satisfaction with Deloitte & Touche LLP. In February 1997, Deloitte & Touche LLP advised the Committee that it believes all litigation against the Firm can fairly be characterized as incidental to the practice of the accounting profession and that resolution of its cases will not affect its ability to serve as independent auditors for the Company. The Audit Committee has concluded that the ability of Deloitte & Touche LLP to perform services for the Company is not adversely affected by such litigation.

Representatives of Deloitte & Touche LLP will attend the Annual
Meeting and may make a statement if they wish. They will be available to answer stockholder questions at the Meeting.

Audit services performed by Deloitte & Touche LLP for the year ended December 31, 1996, included the audit of the consolidated financial statements of the Company and its subsidiaries, the separate audits of the financial statements of certain subsidiary companies and employee benefit plans where required by government regulations or agreement, as well as services related to filings with the Securities and Exchange Commission and consultation on matters related to accounting and financial reporting.

Approval of this proposal to ratify the appointment of Deloitte & Touche LLP requires a majority of votes actually cast on the matter. For purposes of determining the number of votes cast on the matter, only those cast "for" or "against" are included. Abstentions and broker non-votes are not included. If the resolution does not pass, the selection of independent auditors will be reconsidered by the Audit Committee and the Board. Because it is difficult and not cost effective to make any change in independent auditors so far into the year, the appointment of Deloitte & Touche LLP would probably be continued for 1997, unless the Audit Committee or the Board finds additional good reasons for making an immediate change.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE FOR THE PROPOSAL TO RATIFY ITS SELECTION OF DELOITTE &
TOUCHE LLP AS DOW'S INDEPENDENT AUDITORS FOR 1997.

                          AGENDA ITEM 3
                AUTHORIZATION OF THE AMENDMENT OF
                 THE 1988 AWARD AND OPTION PLAN

At the request of Dow's management, the following resolution will be considered at the Meeting:

RESOLVED, THAT THE BOARD OF DIRECTORS OF THE DOW CHEMICAL COMPANY IS AUTHORIZED TO ADOPT AND IMPLEMENT IN ITS DISCRETION AMENDMENTS TO THE 1988 AWARD AND OPTION PLAN, TO BE EFFECTIVE AS OF JANUARY 1, 1997, AND TO CONFORM SUCH PLAN, AS AMENDED, IN SUBSTANCE TO THE TEXT SET FORTH IN APPENDIX A OF THE PROXY STATEMENT FOR THE 1997 ANNUAL MEETING OF STOCKHOLDERS.

Dow's stockholders initially approved The Dow Chemical Company 1988 Award and Option Plan (the "Plan") in 1988. Since that time, the Plan has served as the principal vehicle for the award of stock-based incentives to Dow's employees. Dow desires to continue its policy of advancing the interests and long-term success of the Company by encouraging employee stock ownership and thereby increasing employees' personal involvement with the future of the Company. The Plan has afforded the Company's Board of Directors (the "Board") and its Compensation Committee (the "Compensation Committee") the ability to design compensatory awards that are responsive to the Company's changing needs. In order to enhance the Company's ability to attract and retain people of ability, training and experience, on February 13, 1997, the Board adopted a resolution amending the Plan, subject to approval by the Company's stockholders at the 1997 Annual Meeting.

One reason for amending the Plan is to ensure that certain types of awards under the Plan will continue to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code (the "Code"). That section, which became law in 1993, generally disallows a tax deduction for certain compensation over $1 million paid, or otherwise taxable, to persons named in the Summary Compensation Table and employed by the Company at the end of the applicable year. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met.

The Company also desires to amend the Plan to increase the percentage of outstanding shares available annually. This increase would afford the Compensation Committee greater flexibility in designing compensation packages aligned with stockholders' interests. The change is necessary not only to offset the reduction in outstanding shares (and the corresponding reduction in shares available for the Plan) resulting from Dow's recent and ongoing repurchases in the open market, but also to accommodate the possible use of performance options, which typically require a greater number of shares than other types of stock-based compensation.

As a result of Dow's stock buyback program, the approximate number of shares outstanding has decreased from 277 million at the beginning of 1995, to 252 million in 1996 and 241 million at the start of the current year. This 36 million reduction in outstanding shares over the past two years has resulted in 360,000 fewer shares available to the Compensation Committee for annual grant under the Plan.

The reduction in outstanding shares is also partially attributable to two features of the Plan that employees may voluntarily select. The first feature is the utilization of previously owned shares in lieu of cash to pay for the exercise of Options. Historically, about one-third of the Option exercises result in the return of shares to the Company in this way. Secondly, employees holding 15 percent of the Option shares granted in 1996 under the Plan converted their Awards from Options to Deferred Stock with multiyear earnings per share performance hurdles, at a conversion ratio of three Option shares converting to one share of Deferred Stock.

The Plan as amended would also prohibit the repricing of Options unless stockholder approval is sought and received. The Plan already provides for Options priced at Fair Market Value or greater and does not permit "discount" Options.

A summary of the proposed amendment (the "Amendment") is set forth below, followed by a description of the entire Plan, including the proposed changes from the Amendment. The full text of the amended Plan is annexed to this Proxy Statement as Appendix A (pages 25-30), and the following summaries are qualified in their entirety by reference to Appendix A.

SUMMARY OF PLAN CHANGES
1. COMPLIANCE WITH SECTION 162(M) OF THE CODE: The Plan was adopted before the existence of Section 162(m) of the Code and therefore was not specifically designed to meet its requirements. Certain limits and other requirements are added to the Plan by the Amendment to ensure that awards of Options, Stock Appreciation Rights, Deferred Stock and Restricted Stock may qualify as performance-based compensation for the purpose of Section 162(m).

a. INDIVIDUAL LIMITS. Under the Amendment, an annual limit of 400,000 shares is set for awards of Options and Stock Appreciation Rights to any individual. For purposes of this limit, the Plan allows additional shares to be awarded in any year by carrying forward and borrowing against an individual's limit for the immediately preceding and succeeding years, but only to the extent of one year's annual limit. Such carrying forward and borrowing provisions do not increase the aggregate number of shares that may be awarded under the Plan, but merely allow the Compensation Committee flexibility in timing awards to individuals. The Amendment also limits aggregate awards of Deferred Stock and Restricted Stock to any individual to 300,000 shares over any three-calendar-year period.

b. MANAGEMENT OBJECTIVES. Another requirement of Section 162(m) is that the Plan and the performance measures that must be attained to receive performance-based awards be disclosed to and approved by stockholders. The Amendment specifies performance measures, called management objectives, that must be attained in a specified performance period for employees who are covered by Section 162(m) to receive performance-based awards of Deferred Stock or Restricted Stock.

2. AVAILABLE SHARES. The Amendment increases the percentage of shares of common stock available for grant under the Plan in each calendar year, beginning with 1997, from 1.0 to 1.5 percent of the total shares of common stock outstanding.
     The Amendment also allows 50 percent, as opposed to 25 percent under the current Plan, of any year's allocation, if unused, to be carried forward for up to three years. Similarly, up to 50 percent of a subsequent year's allocation may be borrowed for use in a current year, as opposed to 25 percent under the current Plan.

3. NO RE-PRICING OF OPTIONS. The Amendment provides that subject to existing Plan provisions on changes in capitalization, the Compensation Committee may not amend any outstanding Option to reduce the option price or cancel and replace the Option with awards having a lower option price without further approval of stockholders.

SUMMARY OF THE PLAN INCORPORATING AMENDMENTS

GENERAL INFORMATION
The Plan authorizes the Company to grant to officers and other managerial, administrative or professional employees of the Company and its subsidiaries awards in the form of Deferred Stock, Restricted Stock, Stock Options, Stock Appreciation Rights or a combination of these forms. Members of the Compensation Committee are ineligible to receive Awards under either the Plan or any similar plan of the Company.

The maximum numbers of shares available for Awards, as described above, are subject to adjustment in the event of a reorganization, stock split, stock dividend, combination of shares, merger, consolidation or other recapitalization of the Company. Furthermore, these numbers shall have no effect on the share limits applicable to similar components granted under prior plans and presently outstanding or committed. Approximately 13 million shares granted under the Plan as Options and other Awards were outstanding as of January 31, 1997. An additional 4.7 million shares are also allocated for sale under the Company's all-employee Stock Purchase Plan and for current grants pursuant to the Plan. Awards under the Plan may be made available from either newly issued shares or shares reacquired by the Company.

The closing price of Dow common stock reported by the New York
Stock Exchange Composite Tape for March 17, 1997, was $84.00 per share.

DEFERRED STOCK
Deferred Stock is common stock of the Company to be issued to the awardee under the Plan in one or more installments beginning at such time in the future as the Compensation Committee shall determine. Prior to issuance of Deferred Stock, the Company shall pay or accrue an amount equivalent to the dividends on that Deferred Stock. The Plan provides for forfeiture of Deferred Stock for breach of conditions and for modification or acceleration by the Company of the schedule for issuing shares. In addition, delivery of Deferred Stock will be accelerated in the event of a "Change in Control," as defined on page 30.

RESTRICTED STOCK
Restricted Stock under the Plan is common stock of the Company restricted as to sale for such time as the Compensation Committee shall determine. Prior to the lifting of the restrictions, the awardee will nevertheless be entitled to receive dividends from and to vote the shares of Restricted Stock. The Plan provides for forfeiture of Restricted Stock for breach of conditions and for modification or acceleration by the Company of the schedule for lifting restrictions. In addition, lifting of restrictions will be accelerated in the event of a "Change of Control," as defined on page 30.

MANAGEMENT OBJECTIVES
Awards of Deferred Stock and Restricted Stock may specify management objectives stating a minimum acceptable level of achievement below which no payment will be made in the case of Deferred Stock, or below which there will be a complete forfeiture of shares in the case of

Restricted Stock. If management objectives are specified in an Award to any individual who is, or is reasonably likely to become, a covered employee within the meaning of Section 162(m) of the Code, the Plan requires that the management objectives be based on specified levels of growth in one or more of the following criteria: (i) earnings, (ii) earnings per share, (iii) share price, (iv) revenues, (v) total stockholder return, (vi) return on invested capital, equity or assets, (vii) operating margins, (viii) sales growth, (ix) productivity improvement, (x) market share and (xi) economic profit. Management objectives may not be adjusted after the grant of any Award unless such adjustment is permitted under Section 162(m) of the Code.

OPTIONS
Under the Option component of the Plan, awardees of Options will receive the right to purchase a specified number of shares of the common stock of the Company at an option price of not less than the market price of such stock on the date the Option is granted. As indicated above, aggregate awards of Options and Stock Appreciation Rights to any individual are limited to 400,000 shares of common stock in any calendar year, subject to limited carrying forward of ungranted shares and borrowing against the succeeding year's limit. Such carrying forward and borrowing provisions do not increase the aggregate shares that may be awarded under the Plan, but merely allow the Compensation Committee flexibility in timing Awards to individuals. Taking into account any carrying forward or borrowing, the maximum number of shares covered by Awards in any calendar year cannot exceed two times the annual limit stated above. Shares covered by any Option that expires, or is granted and subsequently terminated for any reason, may be reallocated, unless they have been issued under Stock Appreciation Rights (described below) relating to such Options. Shares issued upon exercise of Options may be made subject to restrictions imposed by the Compensation Committee.

Each Option may be granted for a period not exceeding ten years. No Option may be exercised for at least one year after the date of grant. The Plan forbids the Compensation Committee from re-pricing any "underwater" Options. Shares purchased upon exercise of an Option must be paid for in full at the time of exercise, either in cash or with currently owned shares. Any Option awarded as an Incentive Stock Option will be in compliance with the requirements of Section 422 of the Internal Revenue Code of 1986 as amended, or any statutory provision which may replace such section.

STOCK APPRECIATION RIGHTS
Under the Stock Appreciation Rights component of the Plan, Awardees will receive rights which entitle them to receive a payment in cash, common stock, Restricted Stock or Deferred Stock as selected by the Compensation Committee. These rights are determined by the appreciation in common stock subject to an Option ("Tandem SAR"), or may be granted separately ("Freestanding SAR"). A Tandem SAR may be granted either at the time of the grant of the Option or at any time thereafter during the term of the Option and shall be capable of being exercised only to the extent that the related Option is capable of being exercised. As described above under the disclosure regarding Options, awards of Stock Appreciation Rights are included in the Plan's individual annual limits. In no event may an award of a Freestanding SAR be exercised within the first six months of its grant, or in the case of a Tandem SAR within the first six months of the grant of the related Option.

The exercise price of a Tandem SAR shall be the option price under the related Option. The exercise price of a Freestanding SAR shall be not less than 100 percent of the Fair Market Value of the common stock, as determined by the Compensation Committee, on the date of grant of the Freestanding SAR.

AMENDMENT OR TERMINATION OF THE 1988 PLAN
The Board of Directors of the Company shall have the power to amend or terminate the Plan, without further action of the stockholders, but no such amendment may: (i) increase (except as provided in Section 10 of the Plan) the total number of shares available for issuance pursuant to the Plan, (ii) change the class of employee eligible to be awardees, (iii) decrease the option price stated in Section 8.02, (iv) withdraw the administration of the Plan from the Compensation Committee or (v) change the provisions of these limitations.

INCOME TAX STATUS
The Company has been advised by its Tax Counsel that awards made under the Plan will give rise to the following tax events for U.S. citizens and residents under current U.S. federal income tax law:

1. AWARDS OF DEFERRED STOCK. The award of a right to receive stock at a future date will not have any immediate tax consequence. At the time shares of common stock are issued under any such award, the awardee will be treated as having received taxable compensation. The amount of that income will be the Fair Market Value of one share of common stock times the number of shares received. The Company will receive a federal income tax deduction for the same amount as is treated as taxable compensation to the awardee.

2. INCENTIVE STOCK OPTIONS. The awardee generally will not be taxed either at the time of grant of the Option or at the time of its exercise. The Company will not be entitled to a tax deduction by reason of such grant or exercise. However, upon exercise of the Option, the spread between the Fair Market Value of the stock at the time of exercise and the option price is an item of tax preference subject to the possible application of the alternative minimum tax. If a holder does not dispose of the shares acquired before the latter of two years after the grant and one year after the exercise, any gain on a subsequent sale (i.e., the excess of the proceeds received over the option price) will be a long-term capital gain. If the holder, however, disposes of the shares within two years after the date of grant or within one year after the exercise of an Option, the disposition is a "disqualifying disposition," and the holder generally must recognize income in the year of the disposition equal to the lower of the excess of the sales price or the Fair Market Value at date of exercise over the Option Price. The Company will be entitled to a deduction of an equivalent amount (if an awardee recognizes taxable compensation as a result of a disqualifying disposition) in the Company's taxable year in which the disposition occurs.

3. NON-QUALIFIED OPTIONS. The awardee will not be subject to tax upon the grant of the Option and the Company will not be entitled to a tax deduction by reason of such grant. If an awardee exercises a Non-Qualified Option, the difference between the Option Price and the Fair Market Value of the shares on the date of exercise will be treated as taxable compensation to the awardee. The Company will be entitled to a tax deduction in the amount of and for the taxable year in which such amount is treated as compensation to the awardee.

4. AWARDS OF RESTRICTED STOCK. Unless the awardee makes an election under Section 83(b) of the Code, Restricted Stock will not be taxable when issued and the Company will not be entitled to a deduction at the time of issuance. When the restrictions are lifted, the awardee will be treated as receiving taxable compensation in the amount of the excess of the then Fair Market Value over the amount, if any, paid for the shares.

5. STOCK APPRECIATION RIGHTS (SAR). The awardee will not be subject to tax upon the grant of an SAR and the Company will not be entitled to a tax deduction by reason of such grant. Upon the exercise of an SAR, the awardee generally will be treated as having received taxable compensation in an amount equal to the cash and/or Fair Market Value of the shares of stock received pursuant to such exercise. The Company is entitled to a deduction at the time of and equal to the amount the awardee receives as taxable compensation.

APPROVAL OF THE PLAN
Approval of the proposal to adopt the Amendment requires an affirmative vote of a majority of the votes cast on the matter, provided that the total vote cast on the proposal represents over 50 percent in interest of the securities entitled to vote on the proposal. For purposes of determining the number of votes cast on the matter, only those cast "for" or "against" are included. Abstentions and broker non-votes are not included. If the requisite vote is not obtained, no further awards will be granted without stockholder approval under the Plan to any individual who is, or is determined by the Compensation Committee to be reasonably likely to become, a covered employee within the meaning of Section 162(m) of the Code.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE FOR THE AMENDMENT OF THE 1988 AWARD AND OPTION PLAN.

                  COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors (the "Committee") is comprised entirely of non-employee Directors. The Committee is responsible for establishing rates of salary, bonuses, retirement benefits and other compensation for Company Directors and officers. In fulfilling this responsibility, the Committee's policy is to provide strong, direct links among stockholder value, Company and individual performance, and executive compensation.

At the end of each year, the Committee asks the Global Compensation and Benefits staff to present a proposed compensation plan (together with supporting market data and rationale) for each executive officer. After discussion with the Chief Executive Officer about the individual performance of the other executives towards their pre-established goals and their expected future contributions to the Company, individual compensation plans are established. The Committee meets alone with the Vice President of Human Resources to receive similar information on the Chief Executive Officer. The Committee reviews the performance of the CEO and other executive officers throughout the year, and has final responsibility for determining their compensation levels.

Dow's policy is to position executive compensation at the median levels of compensation among those companies with whom we compete for executive talent, with appropriate variation for high performing individuals and Company performance. The Committee compares executive compensation levels and performance with a selected cross-industry group of other multinational manufacturing companies of similar size. Note that this is a different group of companies than those in the peer group index in the graphs on page 19. For 1996, as in prior years, compensation paid to the Company's executive officers qualified as fully deductible under applicable tax laws. The Committee continues to review the impact of federal tax regulations on compensation paid to executives.

Executive employee compensation has three components: base salary, performance award (bonus) and long-term incentives, which are explained more fully below.

BASE SALARIES
Base salaries for all Dow employees - including the Company's top executives - are based on regularly scheduled compensation surveys conducted by Dow to assure equitable salary structures. All salaries are within the median target range of these surveys. Changes for the executives named in the Proxy Statement compensation tables, as well as all Dow employees, depend on anticipated median changes in the external comparison group, individual contributions to Dow's corporate performance, and the executive's relative position in the compensation range of peers at Dow. In addition, the Committee reviews the performance of each executive officer against pre-established annual goals.

For 1996, the Committee reviewed the goals established for the Chief Executive Officer. Specifically, the Committee considered the following equally weighted financial factors: economic profit, net income, earnings per share, return on stockholders' equity and implementation of Dow's long- term strategy. Thus, his 1996 base pay was increased both to reflect his performance in these areas and to maintain his base salary within the competitive range.

In general, the Committee structures the Chief Executive Officer's pay so that, at target, no more than 35 percent of total direct compensation is base pay. The remainder - more than 65 percent - is variable or performance-dependent pay. In practice, that ratio has been closer to 20 percent base pay and 80 percent performance-dependent pay, for the past several years.

PERFORMANCE AWARDS (BONUSES)
In 1994, Dow stockholders approved a proposal to adopt the Executive Performance Plan (the "Plan") to reconfigure the annual bonus program for the Company's executive officers in order to serve the dual objectives of providing maximum incentive value and ensuring that the Company qualified for the federal income tax deductions of these expenses.

The Plan sets a minimum performance goal of $700 million of Net Income as defined in the Plan, an amount approximately equal to the dividend paid in 1996. Once this performance goal is met, the Compensation Committee evaluates corporate and individual performance. The Compensation Committee calculated that the Net Income goal was achieved in 1996. Regardless of other financial measurements, no annual award will be paid to those named in the Proxy Statement if the threshold economic profit value for the Dow employees' variable pay program is not met and employees receive no award. In accordance with the provisions of the Plan, the Committee used its discretion to determine the appropriate amount of each executive's performance award based upon individual performance towards goals, corporate performance and the competitive environment. It is the Committee's judgment that the performance awards stated in the Summary Compensation Tables are appropriate.

LONG-TERM INCENTIVE COMPENSATION
This year, long-term incentive compensation is comprised solely of grants of stock options. The Committee believes that this type of incentive compensation focuses management attention on long-term financial performance and growth for the Company. When stock options are granted, the exercise price is the Fair Market Value on the grant date. As a result, executives earn future gains from these options only to the extent the price of Dow stock increases. Grants of stock awards are approved by the Compensation Committee after they evaluate the contribution of each executive to the Company's long-term performance and the importance of his or her responsibilities within the organization.

With respect to the CEO for 1996, the Committee evaluated progress on: (1) the implementation of an organization focused on global businesses and functions, and the renewal of Dow's culture; (2) progress on productivity improvement plans; (3) effective management team transition and (4) progress on value-growth initiatives. These factors are listed in order of relative importance.

In addition, the Committee considered the appropriate mix of short- and long-term compensation and competitive data from the compensation comparison groups (to maintain the desired median positioning, adjusted for the fact that the Company places a larger percentage of total executive compensation at risk than the other comparison companies). The award for the Chief Executive Officer was established using similar considerations. The Committee determined for 1996 that levels of stock options granted reflected changing executive responsibilities, actual performance measured against long-term goals and appropriate total value relative to the comparison group.

IMPROVEMENTS TO LONG-TERM INCENTIVE COMPENSATION
The Committee believes that amendment of the current stock award plan is in order, to increase the number of available award shares needed to compensate executives with stock-based awards, with the objective of greater total returns to stockholders. Flexibility has been limited by our current stock plan, and proposed amendments will be presented to stockholders at this year's Annual Meeting for their approval. Consistent with these objectives, we have once again approved a complete study of stock-based long-term incentive programs for executives, to be conducted by an outside consultant.

COMPENSATION COMMITTEE
     Harold T. Shapiro, Chairman
     Willie D. Davis
     Barbara Hackman Franklin
     Allan D. Gilmour
     Paul G. Stern

                           SUMMARY COMPENSATION TABLE


                                                              Long-Term Compensation

                         Annual Compensation                  Awards           Payouts

                                               Other  Deferred/  Securities
                                              AnnualRestricted   Underlying  Long-Term   All Other
Name                                        Compen-       Stock   Options/   Incentive     Compen-
and Principal                Salary   Bonus   sation     Awards        SARs    Payouts      sation
Positions          Year         ($)      ($)     ($)  ($)(a)    (# Shares)      ($)(b)         ($)

W. S. Stavropoulos 1996     746,674 760,000           0      0 110,000 Shares  421,275   19,678(e)
President and      1995     626,668 650,000           0      0  85,000 Shares  213,690      25,471
Chief Executive    1994     550,008 350,000          89      0  75,000 Shares   46,605      44,040
Officer

A. A. Allemang     1996     321,426 400,000  110,143(d)      0  25,000 Shares   26,659   13,294(e)
Vice President and 1995(c)        -       -           -      -              -        -           -
Director,          1994(c)        -       -           -      -              -        -           -
Manufacturing and
Engineering

A. J. Carbone      1996     455,174 500,000           0      0  35,000 Shares  100,590   13,946(e)
Executive Vice     1995     348,504 450,000           0      0  28,000 Shares   52,375       6,971
President, Global  1994(c)        -       -           -      -              -        -           -
Plastics and
Hydrocarbons &
Energy

M. D. Parker       1996     440,834 500,000   67,400(d)      0  35,000 Shares   83,850   98,024(e)
Executive Vice     1995     335,004 450,000   60,015(d)      0  27,000 Shares   42,360     130,264
President, Global  1994(c)        -       -           -      -              -        -           -
Chemicals.
President, Dow
North America

J. P. Reinhard     1996     437,508 500,000           0      0  35,000 Shares   83,756   27,268(e)
Executive Vice     1995     346,674 412,500           0 66,188  24,000 Shares   44,516      48,256
President and      1994(c)        -       -           -      -              -        -           -
Chief Financial
Officer

(a) The number and value of the aggregate deferred stock holdings on 12/31/96 was: Messrs. Allemang - 0 shares; Carbone - 900 shares, $71,438; Parker - 0 shares; Reinhard - 1,700 shares, $134,938; Stavropoulos - 2,000 shares, $158,750. Shares are deliverable subject to acceleration upon a change in control of the Company. Market rate dividend equivalents are paid on shares of deferred stock.
(b) This column represents payouts from Management Achievement Recognition System and Dividend Unit awards granted in prior years.
(c) Compensation for years prior to becoming an officer of the Company are not required to be disclosed.
(d) Compensation to employees while on foreign service for taxes that are in excess of those that would be incurred in their base country.
(e) All other compensation details for 1996 appear in the separate chart below:

     DETAILS OF ALL OTHER COMPENSATION FROM 1996 SUMMARY COMPENSATION TABLE


                                                                                              Total
                                             Elective           Imputed   Personal              All
                Foreign  Deferred  Elective  Deferral    Destec  Income     Excess            Other
                Service      Cash  Deferral   Company  Director    Life  Liability          Compen-
             Allowances  Interest  Interest     Match      Fees    Ins.  Insurance  401(k)   sation
Name                ($)       ($)       ($)       ($)       ($)     ($)        ($)     ($)      ($)

W. S. Stavropoulos    0         0     2,636    10,500         0       0        971   5,571   19,678
A. A. Allemang        0         0     3,528     3,224         0       0        971   5,571   13,294
A. J. Carbone         0         0     1,449     5,955         0       0        971   5,571   13,946
M. D. Parker     72,513         0         0         0    22,000   2,540        971       0   98,024
J. P. Reinhard        0         0        67     5,980    18,750       0        971   1,500   27,268

                              OPTION GRANTS IN 1996

                         Individual Grants

                               Percent
                              of Total
                               Options
                               Granted
                   Number of        to                           Potential Realizable Value
                  Securities Employees  Exercise                 at Assumed Annual Rates
                  Underlying        In   or Base    Expir-       of Stock Price Appreciation
                     Options    Fiscal     Price     ation       for 10-Year Option Term(a)
Name              Granted(#)      Year ($/Share)      Date  0%($)            5%($)            10%($)

All Stockholders         N/A       N/A       N/A       N/A   0(b)11,950,814,724(b) 30,161,580,019(b)

All Optionees      1,859,400    100.0%  $75.3750  02/16/06   0(c)    88,295,933(c)    222,842,117(c)

All Optionees'
Gain as % of All
Stockholders' Gain       N/A       N/A       N/A       N/A    N/A             0.7%              0.7%

W. S. Stavropoulos110,000(d)      5.9%  $75.3750  02/16/06       0       5,223,488        13,183,088
A. A. Allemang     25,000(d)      1.3%  $75.3750  02/16/06       0       1,187,156         2,996,156
A. J. Carbone      35,000(d)      1.9%  $75.3750  02/16/06       0       1,662,019         4,194,619
M. D. Parker       35,000(d)      1.9%  $75.3750  02/16/06       0       1,662,019         4,194,619
J. P. Reinhard     35,000(d)      1.9%  $75.3750  02/16/06       0       1,662,019         4,194,619

(a) The dollar amounts under these columns are the result of calculations at 0% and at the 5% and 10% rates set by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, of the Company's stock price. An alternative formula for a grant date valuation was not used, as the Company is not aware of any formula that will determine with reasonable accuracy a present value based on future events or other volatile factors.
(b) Gain for all stockholders was determined based on the 251,668,951 shares outstanding on the February 16, 1996 grant date.
(c) No gain to the optionees is possible without an increase in stock price appreciation, which will benefit all stockholders commensurately. A 0% gain in stock price will result in zero dollars for the optionee.
(d) This was a single grant made on February 16, 1996, that was exercisable on February 16, 1997.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND DECEMBER 31, 1996 OPTION VALUES
                   Number
            of Securities               Number of Securities     Value of Unexercised,
               Underlying              Underlying Unexercised         In-the-Money
             Options/SARs      Value  Options at 12/31/96 (#)   Options at 12/31/96 ($)
                Exercised   Realized
Name                  (#)        ($) Exercisable  Unexercisable Exercisable Unexercisable

W. S. Stavropoulos 27,500  1,050,156     343,000        110,000   5,930,625       440,000
A. A. Allemang      3,172    117,849      69,178         25,000   1,227,849       100,000
A. J. Carbone      15,500    459,875      97,000         35,000   1,653,938       140,000
M. D. Parker       36,000  1,266,210     103,000         35,000   1,853,813       140,000
J. P. Reinhard      6,672    196,205      88,078         35,000   1,487,656       140,000

12/31/96 Fair Market Value = $79.375

                          PENSION PLANS

The Company provides the Dow Employees' Pension Plan (the "DEP Plan") for employees on its U.S. payroll and for the majority of employees of its wholly owned U.S. subsidiaries. Because it is a defined benefit plan, the amount of a retiree's pension is calculated using pay and years of service as an employee, rather than by the market value of the DEP Plan assets, as in a defined contribution plan.

Upon normal retirement at age 65, a participant receives an annual pension from the DEP Plan subject to a statutory limitation. The annual pension is the greater of (a) or (b) below:

(a) 1.6 percent of the employee's highest average credited compensation for any three consecutive years since 1961, multiplied by the employee's years of credited service up to 35 years, and by one-half of the years of credited service in excess of 35 years. The DEP Plan contains a provision for an offset of the employee's primary Social Security benefit, calculated by the method specified in the Tax Reform Act of 1986.

(b) a benefit that is the sum of the employee's yearly "basic and supplemental accruals." Basic accruals equal the employee's highest average credited compensation for any three consecutive years since 1961, multiplied by a percentage ranging from 4 percent to 18 percent, dependent upon the employee's age in the year earned. Supplemental accruals are for compensation in excess of a rolling 36-month average of the Social Security wage base. Supplemental accruals range from 1 percent to 4 percent, based on the age of the employee in the year earned.

     The sum of the basic and supplemental accruals is divided by a conversion factor to calculate the immediate monthly benefit. If the employee terminates employment before age 65 and defers payment of the benefit, the account balance calculated under this formula (b) will be credited with interest at 8 percent per annum.

Credited compensation for executive officers who are Directors is comprised of base salary plus 75 percent of base salary.

The following table illustrates the annual pension benefits, including those from the Executives' Supplemental Retirement Plan payable to executive officers, calculated before the application of an offset of the employee's primary Social Security benefit. The benefits shown are single-life annuities for participants who retire at age 65 under the DEP Plan. While a single-life annuity provides a higher retiree benefit, pensions with survivorship provisions are elected by most participants.


                             ANNUAL PENSION BENEFITS

Average Pay
For Pension                    Years of Credited Service
Purposes     15 Yrs.    20 Yrs.    25 Yrs.      30 Yrs.    35 Yrs.     40 Yrs.     45 Yrs.

  500,000    170,000    215,000    249,000      273,000    286,000     288,000     288,000
  600,000    205,000    259,000    300,000      329,000    344,000     347,000     347,000
  700,000    239,000    303,000    351,000      385,000    403,000     407,000     407,000
  800,000    274,000    347,000    402,000      441,000    462,000     466,000     466,000
  900,000    309,000    391,000    453,000      497,000    521,000     525,000     525,000
1,000,000    344,000    435,000    505,000      553,000    579,000     584,000     584,000
1,100,000    379,000    479,000    556,000      609,000    638,000     644,000     644,000
1,200,000    413,000    523,000    607,000      665,000    697,000     703,000     703,000
1,300,000    448,000    567,000    658,000      721,000    755,000     762,000     762,000
1,400,000    483,000    611,000    709,000      777,000    814,000     821,000     821,000
1,500,000    518,000    655,000    760,000      833,000    873,000     881,000     881,000
1,600,000    553,000    699,000    811,000      889,000    931,000     940,000     940,000
1,700,000    587,000    743,000    862,000      945,000    990,000     999,000     999,000
1,800,000    622,000    787,000    913,000    1,001,000  1,049,000   1,058,000   1,058,000

For the persons named in the Summary Compensation Table, the years of credited service and 1996 compensation covered by the pension plans as of December 31, 1996 are: Messrs. Stavropoulos
- 29.6 years, $1,306,680; Allemang - 31.6, $602,381; Carbone -
34.5, $796,555; and Reinhard - 26.2, $765,639.

Mr. Parker participates in the Swiss Pension Plans, which have different terms than the U.S. retirement plan. His pensionable salary as of December 31, 1996, was 1,597,050 Swiss francs (approximately $1,183,000). His total service is 28.3 years.

                SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information regarding beneficial ownership, as defined in Rule 13d-3 of the Securities Exchange Act of 1934, of Dow common stock, Dow Series A ESOP Convertible Preferred ("Dow preferred") stock, and Destec Energy, Inc. ("Destec") common stock. No Dow Director or officer holds preferred stock of Destec or rights to acquire Dow preferred, or Destec common or preferred stock. The table reports ownership as of January 31, 1997, except as otherwise noted. As of that date, when combining stock beneficially owned with rights to acquire stock, including all options that have vested or will vest by April 1, 1997, Directors and officers and their immediate families as a group beneficially owned 1.14 percent of all Dow common stock outstanding and entitled to vote, and less than 0.1 percent of Dow Series A ESOP Convertible Preferred stock.
Neither the Company nor any of its Directors or officers is aware of any person who beneficially owns in excess of 5 percent of the total outstanding shares of Dow common stock.



                                                              Percentage of
                                                       Rights Common Shares
                                                   to Acquire  Beneficially        Shares
                Shares of Dow   Shares of Dow      Beneficial         Owned     of Destec
                 Common Stock Preferred Stock    Ownership of   Plus Rights  Common Stock
                 Beneficially    Beneficially   Shares of Dow    to Acquire  Beneficially
Name                   Owned*          Owned*  Common Stock**   Ownership**         Owned

A. A. Allemang        5,549.9           122.8        94,662.5           ***
J. K. Barton          2,000.0                         1,023.0           ***
D. T. Buzzelli       24,945.0           155.9       151,600.0           ***
A. J. Carbone        18,778.2           144.4       132,000.0           ***
F. P. Corson      13,051.3(a)            77.0       136,050.0           ***
J. C. Danforth     1,500.0(a)                                           ***
W. D. Davis           1,800.0                         1,023.0           ***
M. L. Dow     344,640.0(a)(b)                         1,023.0         0.14%
J. L. Downey      34,980.8(a)           155.9       114,500.0           ***
E. C. Falla       74,128.0(a)           155.9       292,000.0         0.15%         2,000
B. H. Franklin        2,274.5                         1,023.0           ***
A. D. Gilmour         2,500.0                                           ***
M. D. Parker         22,562.2                       138,000.0           ***           (c)
F. P. Popoff        125,981.0           155.9       862,000.0         0.41%
J. P. Reinhard    14,251.5(a)            30.0       124,078.0           ***           (c)
H. T. Shapiro         2,304.0                         1,023.0           ***
W. S. Stavropoulos   48,924.4           155.9       455,000.0         0.21%
P. G. Stern           3,500.0                         1,023.0           ***

All Directors
and executive
officers as
a group          743,670.8(a)         1,153.7     2,506,028.5         1.04%      2,000(c)

All Directors
and officers
as a group       797,358.6(a)         1,434.7     2,753,831.5         1.14%      2,000(c)

* In addition to shares held in sole name, these columns include all shares held by the spouse and other members of the person's immediate family who share that household with the named person. These columns also include all shares held in trust for the benefit of the named party or group in The Dow Chemical Company Salaried Employees' Savings Plan. The named person may disclaim beneficial ownership of some or all of the shares listed.
** This column includes any shares that the party or group could acquire through April 1, 1997, by (a) exercise of an option granted by Dow, (b) distribution of shares under a Deferred Stock Agreement or (c) payment of any balance due under a subscription in The Dow Chemical Company 1996-97 Employees' Stock Purchase Plan.
***  Less than 0.1 percent.

(a) Directors Corson, Danforth, Dow, Downey, Falla and Reinhard are all members of the Board's Investment Policy Committee, which shares investment and voting power over stock held in the Dow Employees' Pension Plan Trust ("DEPP"). As of January 31, 1997, the DEPP owned 1,118,785 shares of Dow common stock subject to investment or voting power by the Investment Policy Committee. The named individuals, and all other Directors and officers, disclaim beneficial ownership of Dow common stock owned by the DEPP.
(b)  Director M. L. Dow is Treasurer and a trustee of The Herbert
     H. and Grace A. Dow Foundation, a charitable foundation, that owned 3,071,825 shares of Dow common stock as of January 31, 1997. He is also a trustee of the Alden and Vada Dow Fund, a charitable foundation, that owned 32,792 shares of Dow common stock as of January 31, 1997. The Vada
     B. Dow Charitable Unitrust, of which Mr. Dow serves as a trustee, owned 316,153 shares as of the same date. Mr. Dow disclaims beneficial ownership of stock owned by all three entities. He is also a trustee of five other trusts owning a total of 77,307 shares of Dow common stock as of January 31, 1997. He also disclaims beneficial ownership of the shares in these five trusts except 12,317 shares that are included in the table. Although all the shares described in this Footnote (b) are disclaimed by Mr. Dow (except 12,317 shares), and although he has no pecuniary interest in such shares and no beneficial ownership of such shares pursuant to Rule 16a-1 of the Securities Exchange Act of 1934, adding such shares to his beneficial holdings would result in a total of 1.59 percent of issued and outstanding shares on the preceding chart.
(c) Directors Parker and Reinhard are members of the Boards of Dow and Destec. As of January 31, 1997, they had shared voting power over 45,000,000 shares of Destec common stock owned by Dow. They, and all other Directors and officers of Dow, disclaim beneficial ownership of Destec shares owned by Dow.

                       STOCKHOLDER RETURN

The charts below illustrate cumulative total returns to Dow stockholders for certain periods of time. They depict a hypothetical $100 investment in Dow common stock on December 31 of the first year of the charts, and show the increased value of that investment over time until December 31 of the final year, with all dividends reinvested in stock. Hypothetical investments of $100 in the Standard & Poor's 500 Stock Index and the Standard & Poor's Chemical Composite Index are shown in comparison.

LEFT HAND CHART

                            FIVE-YEAR
                     CUMULATIVE TOTAL RETURN

                      DOW         S&P CHEMICALS      S&P 500
     1991           $100.00          $100.00         $100.00
     1992           $111.35          $105.59         $104.46
     1993           $115.43          $113.94         $111.83
     1994           $142.08          $127.85         $110.11
     1995           $154.54          $162.16         $147.67
     1996           $179.02          $205.51         $177.60


RIGHT HAND CHART

                            TEN-YEAR
                     CUMULATIVE TOTAL RETURN

                      DOW         S&P CHEMICALS      S&P 500
     1986           $100.00          $100.00         $100.00
     1987           $157.52          $116.89         $102.03
     1988           $158.13          $124.73         $114.68
     1989           $199.33          $155.34         $145.93
     1990           $139.92          $126.20         $136.36
     1991           $165.99          $158.22         $172.23
     1992           $184.82          $167.06         $179.92
     1993           $191.60          $180.27         $192.61
     1994           $235.83          $202.29         $189.65
     1995           $256.52          $256.56         $254.34
     1996           $297.15          $325.15         $305.88

                                        Source:  The Carson Group

The form of the charts above is in accordance with SEC requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. These charts do not reflect the Company's forecast of future financial performance.

                    COMPENSATION OF DIRECTORS

Dow Directors who are also Dow employees are not paid any fees or compensation, as such, for being on the Board or on any Board committee.

Each Dow Director who is not a Dow employee receives an annual retainer of $32,000 for Board service and an attendance fee of $1,200 plus reasonable expenses for each Board meeting attended. In addition, such Directors receive $1,200 plus reasonable expenses for each Board committee meeting, for each special committee meeting and for each of the four scheduled quarterly Business Review meetings attended. The chairmen of the Audit Committee, the Committee on Directors and the Compensation Committee each receive an additional annual retainer of $6,000. In addition, any nonemployee Director who serves on the Audit Committee or the Committee on Directors receives a $4,000 annual retainer. Nonemployee chairmen of the Environmental, Health & Safety Committee; the Finance Committee; the Investment Policy Committee and the Public Interest Committee each receive an annual retainer of $3,000. Nonemployee Directors receive a one-time grant of 1,500 shares of the Company's common stock, and certificates representing those shares bear a legend with certain transfer restrictions specified by the Compensation Committee. One such grant was made in 1996.

Dow has established a voluntary deferred compensation plan for nonemployee Directors. Under that plan, a nonemployee Director may elect, prior to the commencement of any Board year (from election or the Annual Meeting to the next Annual Meeting), to have all or a specified portion of his or her retainer and meeting fees credited to a deferred compensation account. At the election of the Director, this may be a cash account or an account in units based on the value of Dow common stock. Amounts credited to the Director's account will accrue interest either equivalent to 125 percent of the 120-month rolling average of the ten-year U.S. Treasury Note determined on September 30 of the preceding year, or equivalent to dividends on Dow common stock. Such deferred amounts will be paid in one to ten installments at the election of the Director, commencing on July 15 following the Director's termination of Board membership, on the following
July 15 or on July 15 of the calendar year following the Director's 70th birthday. If the Director remains on the Board beyond his or her 70th birthday, payments shall start on the July 15 following termination of Board membership.

Dow has also established a pension plan for nonemployee Directors. This plan is administered by the Compensation Committee. The plan's benefit formula computes each participant's benefit as 50 percent of his or her highest consecutive three-year average of annual totals of retainer and meeting fees earned, multiplied by years of creditable service, multiplied by a monthly (or annual) annuity factor. Creditable service is limited to ten years and minimum vesting service is five years. The benefit will be payable in monthly installments for a period equal to the number of months of service as a nonemployee Director of Dow, commencing the month following the
Director's retirement.   Annual payments of equal total value may
be elected in lieu of monthly installments. In the event of a Director's death, any remaining benefit payments will be paid to the designated beneficiary.

The Company has established a stock option plan (the "Option Plan") for nonemployee Directors that provides for grants of ten-year nonqualified right-to-buy options for the purchase of Dow common stock. Such grants may be made once every five years, for the ten-year duration of the Option Plan. The exercise price is the Fair Market Value on the date of grant, and all options are subject to a three-year incremental vesting schedule. The size of the option grants is determined by a fixed formula based on the annual retainer amount and the price of Dow common stock, and grants are contingent upon the Director owning increasingly larger amounts of Dow stock. For the first Option Plan grant in 1994, options for the purchase of 1,550 shares were granted to participating nonemployee Directors who owned at least 1,500 shares of Dow common stock at the time of the grant. To be eligible to receive a second grant in five years, these same nonemployee Directors must at that time hold at least 2,000 shares of Dow common stock. Nonemployee Directors who have not previously received an Option Plan grant would be eligible for such a grant in 1999 if they own at least 1,500 shares of Dow common stock at the time of the grant.

                    CERTAIN LEGAL PROCEEDINGS

THE SECTION ENTITLED "CERTAIN LEGAL PROCEEDINGS" IS CURRENT AS OF
MARCH 17, 1997, THE DATE OF PRINTING.

The Company and Corning Incorporated ("Corning") are each 50 percent stockholders in Dow Corning Corporation ("Dow Corning"). Dow Corning, and in many cases the Company and Corning as well, have been sued in a number of individual and class actions by plaintiffs seeking damages, punitive damages and injunctive relief in connection with injuries purportedly resulting from alleged defects in silicone breast implants. In addition, certain stockholders of the Company have filed separate consolidated class action complaints alleging that the Company, Dow Corning or some of their respective Directors violated duties imposed by the federal securities laws regarding disclosure of alleged defects in silicone breast implants. The Company and one of its former officers have also been sued in two separate class action complaints (now consolidated) alleging that the defendants violated duties imposed by the federal securities laws regarding disclosure of information material to a reasonable investor's assessment of the magnitude of the Company's exposure to direct liability in silicone breast implant litigation. In a separate action, a Corning stockholder has sued certain Dow Corning Directors (including certain former and current Company Directors) alleging breaches of state law duties relating to the manufacture and marketing of silicone breast implants and seeking to recover unquantified money damages derivatively on Corning's behalf.

Two separate derivative actions have been brought in the federal court, Southern District of New York, by Company stockholders purportedly on the Company's behalf. In Kas, et al. v. Butler, et al., two Company stockholders brought suit in 1992, naming as defendants all persons who were serving the Company as Directors on December 31, 1990, certain Dow Corning Directors, Dow Corning, Corning and certain Dow Corning officers, seeking derivatively on the Company's behalf unquantified money damages. In Rubinstein, et al. v. Ludington, et al., four Company stockholders brought suit in 1992, naming as defendants Dow Corning's Directors who were also Company Directors and certain former Company Directors, also seeking derivatively on the Company's behalf unquantified money damages. Plaintiffs in both cases subsequently made demands that the Company's Board bring suit on behalf of the Company. After the Board rejected those demands, the plaintiffs refiled their complaints alleging that the demands were wrongfully rejected.

On May 15, 1995, Dow Corning announced that it had voluntarily filed for protection under Chapter 11 of the United States
Bankruptcy Code.  Under Chapter 11, all claims against Dow
Corning (although not against its co-defendants) are automatically stayed.

It is impossible to predict the outcome of each of the above described legal actions. However, it is the opinion of the Company's management that the possibility that these actions will have a material adverse impact on the Company's consolidated financial statements is remote, except as described below.

In January 1994, Dow Corning announced a pretax charge of $640 million ($415 million after tax) for the fourth quarter of 1993. In January 1995, Dow Corning announced a pretax charge of $241 million ($152 million after tax) for the fourth quarter of 1994. These charges included Dow Corning's best estimate of its potential liability for breast implant litigation based on a global Breast Implant Litigation Settlement Agreement (the "Settlement Agreement"); litigation and claims outside the Settlement Agreement; and provisions for legal, administrative and research costs related to breast implants. The charges for 1993 and 1994 included pretax amounts of $1,240 million and $441 million, respectively, less expected insurance recoveries of $600 million and $200 million, respectively. The 1993 amounts reported by Dow Corning were determined on a present value basis. On an undiscounted basis, the estimated liability above for 1993 was $2,300 million less expected insurance recoveries of $1,200 million. As a result of the Dow Corning actions, the Company recorded its 50 percent share of the charges, net of tax benefits available to the Company. The impact on the Company's net income was a charge of $192 million for 1993 and a charge of $70 million for 1994.

Dow Corning reported an after-tax net loss of $167 million for the second quarter of 1995, of which the Company's share amounted to $83 million. Dow Corning's second quarter loss was a result of a $221 million after-tax charge taken to reflect a change in accounting method from the present value basis noted above to an undiscounted basis resulting from the uncertainties associated with its Chapter 11 filing. As a result of Dow Corning's 1995 second quarter loss and Chapter 11 filing, the Company recognized a pretax charge against income of $330 million for the second quarter of 1995, fully reserved its investment in Dow Corning and will not recognize its 50 percent share of future equity earnings while Dow Corning remains in Chapter 11.

On September 1, 1994, Judge Sam C. Pointer, Jr., of the United States District Court for the Northern District of Alabama approved the Settlement Agreement pursuant to which plaintiffs choosing to participate in the Settlement Agreement released the Company from liability. The Company was not a participant in the Settlement Agreement nor was it required to contribute to the settlement. On October 7, 1995, Judge Pointer issued an order which concluded that the Settlement Agreement was not workable in its then-current form because the funds committed to it by industry participants were inadequate. The order provided that plaintiffs who had previously agreed to participate in the Settlement Agreement could opt out after November 30, 1995.

The Company's maximum exposure for breast implant product liability claims against Dow Corning is limited to its investment in Dow Corning which, after the second quarter charge noted above, is zero. As a result, any future charges by Dow Corning related to such claims or as a result of the Chapter 11 proceeding would not have an adverse impact on the Company's consolidated financial statements.

The Company is separately named as a defendant in over 13,000 breast implant product liability cases. In these situations, plaintiffs have alleged that the Company should be liable for Dow Corning's alleged torts based on the Company's 50 percent stock ownership in Dow Corning and that the Company should be liable by virtue of alleged "direct participation" by the Company or its agents in Dow Corning's breast implant business. These latter, direct participation claims include counts sounding in strict liability, fraud, aiding and abetting, conspiracy, concert of action and negligence.

Judge Pointer has been appointed by the Federal Judicial Panel on Multidistrict Litigation to oversee all of the product liability cases involving silicone breast implants filed in the U.S. federal courts. Initially, in a ruling issued on December 1, 1993, Judge Pointer granted the Company's motion for summary judgment, finding that there was no basis on which a jury could conclude that the Company was liable for any claimed defects in the breast implants manufactured by Dow Corning. In an interlocutory opinion issued on April 25, 1995, however, Judge Pointer affirmed his December 1993 ruling as to plaintiffs' corporate control claims but vacated that ruling as to plaintiffs' direct participation claims.

In his opinion, Judge Pointer reaffirmed the view he had expressed in his December 1993 ruling that the Company is a separate, independent entity from Dow Corning and therefore has no legal responsibility as a result of its ownership of Dow Corning stock for Dow Corning's breast implant business.
However, Judge Pointer stated that, under the law of at least some states (although not necessarily all states), actions allegedly taken by the Company independent of its role as a stockholder in Dow Corning could give rise to liability under a negligence theory. Judge Pointer declined to address plaintiffs' other legal theories, including strict liability, fraud, aiding and abetting, conspiracy and concert of action. It is impossible to predict the outcome or to estimate the cost to the Company of resolving any of the federal product liability cases. The Company has filed claims with insurance carriers to recover in the event it is held liable in the federal (or any other) breast implant litigation.

After Judge Pointer's initial ruling in December 1993, summary judgment was granted to the Company in approximately 4,000 breast implant cases pending in state courts in California, Indiana, Michigan, New Jersey and New York, and over 100 actions in Pennsylvania were dismissed. Of these rulings, the California ruling was final and was appealed. On September 25, 1996, the California Court of Appeals for the 4th District affirmed the trial court's order granting summary judgment to the Company. On January 15, 1997, the California Supreme Court granted plaintiffs' petition for a review of that order. The New Jersey ruling has been reconsidered and all claims were again dismissed, except the negligence claim. Plaintiffs in New York filed a motion to reconsider based on Judge Pointer's April 25, 1995 ruling. On September 22, 1995, Judge Lobis, presiding over the consolidated New York breast implant litigation, dismissed all counts of all cases filed against the Company in New York on the ground that no reasonable jury could find against the Company.
On May 28, 1996, the New York Supreme Court Appellate Division affirmed the lower court's dismissal of all claims against the Company. New York's highest court subsequently denied plaintiffs' petition for review, and the order dismissing all claims against the Company is now final. Other rulings that are not final decisions are also subject to reconsideration by the trial courts. The Company expects that plaintiffs will file motions to reconsider in some states as a result of Judge Pointer's April 25 decision. The Company remains a defendant in other breast implant product liability cases originally brought in state courts and continues to be named as a defendant as cases are filed in various courts. On October 20, 1996, in a Louisiana state court breast implant case styled Spitzfaden v. Dow Corning, et al., the court entered an order maintaining certification of a class of Louisiana plaintiffs consisting of recipients of Dow Corning breast implants who, as of January 15, 1997, (i) are residents of Louisiana, (ii) are former residents of Louisiana who are represented by Louisiana counsel, or (iii) received their implants in Louisiana and are represented by Louisiana counsel, together with the spouses and children of such plaintiffs, and representatives of the estates of class members who are deceased. The trial of the first phase of this case commenced on March 17, 1997. It is impossible to predict the outcome or to estimate the cost to the Company of resolving any of the state product liability cases.

The Company is also a defendant in ten federal silicone jaw implant cases involving implants manufactured by Dow Corning. Federal District Court Judge Paul A. Magnuson has been appointed by the Federal Judicial Panel on Multidistrict Litigation to oversee all of the product liability cases involving silicone jaw implants filed in the U.S. federal courts. On March 31, 1995, Judge Magnuson granted the Company's motion for summary judgment, concluding, based on virtually the same arguments that were presented to Judge Pointer, that no reasonable jury could find in favor of plaintiffs on any of their claims against the Company. On June 13, 1995, Judge Magnuson denied plaintiffs' motion to reconsider his ruling based on Judge Pointer's April 25 decision, and granted the Company's request to
enter a final judgment in its favor.   Plaintiffs have appealed
the final judgment to the U.S. Court of Appeals for the Eighth
Circuit.

On November 3, 1994, Judge Michael Schneider, presiding in the consolidated breast implant cases in Harris County, Texas, granted in part and denied in part the Company's motion for summary judgment. Judge Schneider granted the Company's motion as to (i) all claims based on the Company's stockholder status in Dow Corning, (ii) the claim that the Company was liable in negligence for failing to supervise Dow Corning, and (iii) plaintiffs' licensor-licensee claim. Judge Schneider denied the Company's motion with regard to plaintiffs' claims sounding in fraud, aiding and abetting, conspiracy, certain negligence claims and a claim brought under the Texas Deceptive Trade Practices Act. As a result, the Company remains a defendant as to such claims in the Harris County product liability cases. In those cases (and in cases brought in certain other jurisdictions including those before Judge Pointer), the Company has filed cross-claims against Dow Corning on the ground that if the Company and Dow Corning are found jointly and severally liable, Dow Corning should bear appropriate responsibility for the injuries judged to be caused by its product. In certain jurisdictions, the Company has also filed similar cross-claims against Corning. It is impossible to predict the outcome or to estimate the cost to the Company of resolving any of the Harris County product liability cases.

In an order dated December 1, 1994, Judge Frank Andrews, presiding in the consolidated breast implant cases in Dallas County, Texas, granted the Company's motion for summary judgment "in all respects except as to theories of conspiracy and strict liability as a component supplier." As a result, the Company remains a defendant as to such claims in the Dallas County product liability cases. It is impossible to predict the outcome or to estimate the cost to the Company of resolving any of these actions.

Three breast implant product liability cases brought against the Company have been tried to judgment. In February 1995, a Harris County jury exonerated the Company in one case and found the Company jointly and severally liable with Dow Corning for $5.23 million on a single count in a second case. After the verdict, however, the Court overturned the jury's verdict and entered judgment for the Company. On October 30, 1995 a state court jury in Reno, Nevada found the Company liable for $4.15 million in compensatory damages and $10 million in punitive damages. The Company has appealed the verdict. The Company has filed a claim in Dow Corning's bankruptcy proceedings to recover from Dow Corning its share of any monies the Company might pay as a result of the Nevada verdict.

With the principal exception of the cases filed in Michigan and approximately 500 cases filed in Texas, Dow Corning or the Company have removed virtually all cases originally filed in state courts across the country to various federal courts. The removed cases have been, in most instances, transferred to Judge Pointer for pre-trial proceedings. Plaintiffs have asked Judge Pointer to remand those cases back to their states of origin, and the Company has opposed that motion. On April 9, 1996, the United States Court of Appeals for the Sixth Circuit ruled that because silicone gel breast implant claims against the Company (and certain other parties) were "related to" Dow Corning's bankruptcy, the federal District Court for the Eastern District of Michigan had the power to transfer such claims, including claims currently pending before Judge Pointer, to itself and ordered that Court to decide whether to make such a transfer. On July 30, 1996, the District Court declined to order such a transfer. The Company has appealed that decision.

It is the opinion of the Company's management that the possibility is remote that plaintiffs will prevail on the theory that the Company should be liable in the breast implant litigation because of its stockholder relationship with Dow Corning. The Company's management believes that there is no merit to plaintiffs' claims that the Company is liable for alleged defects in Dow Corning's silicone products because of the Company's alleged direct participation in the development of those products, and the Company intends to contest those claims vigorously. Management believes that the possibility is remote that a resolution of plaintiffs' direct participation claims, including the vigorous defense against those claims, will have a material adverse impact on the Company's financial position or cash flows. Nevertheless, in light of Judge Pointer's April 25 ruling, it is possible that a resolution of plaintiffs' direct participation claims, including the vigorous defense against those claims, could have a material adverse impact on the Company's net income for a particular period, although it is impossible at this time to estimate the range or amount of any such impact.

                       GENERAL INFORMATION

DIVIDEND REINVESTMENT PROGRAM SHARES AND DOW EMPLOYEES' SAVINGS
PLAN SHARES
If you are enrolled in the Dividend Reinvestment Program ("DRP"), the enclosed proxy form indicates the shares of common stock owned on the record date by you directly, plus all shares of common stock held for you in the DRP. Boston EquiServe L.P. ("BES"), as the Program agent, will vote any shares of stock held in your DRP account as you direct. If no specific instruction is given on an executed proxy returned by you, BES will vote as recommended by the Board of Directors.

Separate "Confidential Voting Instructions" forms are being sent to current or former Dow employees enrolled in either the Dow Hourly or Salaried Employees' Savings Plans, covering all shares of common and preferred stock held for you in the Savings Plan on the record date. Your executed proxy will provide voting instructions to NBD Bank, N.A., custodian for the Savings Plans' trustee. If not all the Savings Plans' voting instructions are returned, the custodian will vote all the shares of common stock for each Savings Plan in the same proportion as the shares for which signed instructions are received.

FUTURE STOCKHOLDER PROPOSALS
If you wish to submit a proposal to be considered for inclusion in the proxy material for next year's Annual Meeting, please send it to the Office of the Corporate Secretary, The Dow Chemical Company, 2030 Dow Center, Midland, MI 48674. Under the rules of the Securities and Exchange Commission, proposals must be received no later than November 26, 1997, to be eligible for inclusion in the 1998 Annual Meeting Proxy Statement.

NOMINATIONS FOR DIRECTOR
The Committee on Directors will continue its long-standing practice of accepting stockholders' suggestions of candidates to consider as potential Board members, as part of the Committee's periodic review of the size and composition of the Board and its committees. Such recommendations may be sent to the Committee on Directors through the Office of the Corporate Secretary at The Dow Chemical Company, 2030 Dow Center, Midland, MI 48674.

Under the Company's Bylaws, stockholders wishing to formally nominate a person for election as a Director must notify the Secretary of the Company at the address above in writing not less than 90 days before the Annual Meeting. Such notices must comply with the provisions set forth in the Bylaws. A copy of the relevant provisions of the Bylaws will be sent without charge to any stockholder who requests it in writing. Such requests should be addressed to the Office of the Corporate Secretary, at the address above.

FUTURE NOTIFICATION OF ANNUAL MEETING BUSINESS
Under the Company's Bylaws, if you wish to raise items of proper business at the 1998 Annual Meeting you must give written notification to the Office of the Corporate Secretary at the address above at least 45 days before the Meeting, providing your name and address, representation that you are a holder of common stock entitled to vote at such Meeting and intend to appear in person or by proxy at the Meeting, disclosure of any material interest in such business, description of the business proposed, and the reasons for conducting such business. A copy of the relevant provisions of the Bylaws will be sent without charge to any stockholder who requests it in writing. Such requests should be addressed to the Office of the Corporate Secretary at the address above.

REPORT TO STOCKHOLDERS
The Dow Annual Report, including financial statements, is mailed to all stockholders, unless instructions have been given to eliminate duplicate mailings of the Annual Report to a single household. Registered stockholders may provide such instruction for future mailings by marking the appropriate box on the proxy voting form. A copy of Dow's annual report on Form 10-K filed with the Securities and Exchange Commission will be sent without charge to any stockholder who requests it in writing. Such requests should be addressed to Boston EquiServe L.P., P.O. Box 8038, Boston, MA 02266-8038.

OTHER MATTERS
The Board does not intend to present any business at the Meeting not described in this Proxy Statement. The enclosed proxy form confers upon the person or persons designated to vote the shares represented thereby discretionary authority to vote such shares in accordance with their best judgment with respect to all matters that may come before the Meeting in addition to the scheduled items of business, including any stockholder proposal omitted from the Proxy Statement and form of proxy pursuant to the Proxy Rules of the Securities and Exchange Commission and matters incident to the conduct of the Meeting. At the time this Proxy Statement went to press, the Board of Directors was not aware of any other matter that may properly be presented for action at the Meeting, but the enclosed proxy confers the same discretionary authority with respect to any such other matter.

/s/ John Scriven
John Scriven
Vice President                                 Midland, Michigan
General Counsel and Secretary                     March 26, 1997

                           APPENDIX A
       THE DOW CHEMICAL COMPANY 1988 AWARD AND OPTION PLAN
         (INCLUDING PROPOSED AMENDMENTS AS HIGHLIGHTED)

         (The following entire sections were highlighted by shaded text: 5.01, 5.02, 8.02, 15.08(iv))

1.   ESTABLISHMENT AND PURPOSE OF THE PLAN
     The Dow Chemical Company 1988 Award and Option Plan is hereby established upon the following terms and conditions. The purpose of the Plan is to attract and retain in the employ of the Company and its Subsidiaries and Affiliates people of ability, training and experience by providing such people, in consideration of services performed, an incentive for outstanding performance to the end of furthering the continued growth and profitability of the Company, and to encourage ownership of the Company's stock by such people.
2.   DEFINITIONS
2.01 AFFILIATE: Any entity in which the Company has a substantial direct or indirect equity interest, as determined by the Committee.
2.02 AWARD: An award of Deferred Stock, Restricted Stock, Options or Stock Appreciation Rights under the Plan.
2.03 AWARDEE:  An Employee to whom an Award is made.
2.04 BOARD OF DIRECTORS:  The Board of Directors of the Company.
2.05 COMMON STOCK: The Common Stock of the Company, par value $2.50 a share, or such other class or kind of shares or other securities as may be applicable under Section 10.
2.06 COMPANY: The Dow Chemical Company, a Delaware corporation, or any successor to substantially all its business.
2.07 COMMITTEE: The Compensation Committee of the Board of Directors, or such other committee designated by the Board of Directors, designated to administer the Plan under
     Section 4, which committee shall have at least three members, each of which shall be a Disinterested Person.
2.08 DEFERRED STOCK: Common Stock awarded by the Compensation Committee under Section 6 of the Plan.
2.09 DISINTERESTED PERSON: A person defined in Rule 16b-3(d)(3) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 as amended, or any successor definition adopted by the Commission.
2.10 EMPLOYEE: A full-time managerial, administrative or professional employee of the Company or a Subsidiary, including an officer or director who is such an employee, but excluding any employee who has provided to the Company a written irrevocable election not to be eligible.
2.11 FAIR MARKET VALUE: As applied to a specific date, the average of the highest and lowest market prices of Common Stock, as reported on the consolidated transaction reporting system for New York Stock Exchange issues on such date or, if Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded.
     However, in the case of an Incentive Stock Option, if such method of determining Fair Market Value shall not be consistent with the then current regulations of the U.S. Secretary of the Treasury, Fair Market Value shall be determined in accordance with those regulations.
2.12 INCENTIVE STOCK OPTION: Any Option intended to meet the requirements of an incentive stock option as defined in
     Section 422A of the U.S. Internal Revenue Code of 1986 as amended or any statutory provision that may replace such Section.
2.13 NON-QUALIFIED OPTION: Any Option not intended to be an Incentive Stock Option.
2.14 OPTIONS: Any option or options granted from time to time under the Plan, including both Non-Qualified Options and Incentive Stock Options.
2.15 PLAN: The Dow Chemical Company 1988 Award and Option Plan herein set forth, as the same may from time to time be amended.
2.16 RESTRICTED STOCK: Common Stock awarded by the Committee under Section 7 of the Plan.
2.17 STOCK APPRECIATION RIGHTS: Rights awarded by the Committee under Section 9 of the Plan.
2.18 SUBSIDIARY: Any business association (including a corporation or a partnership, other than the Company) in an unbroken chain of such associations beginning with the Company if each of the associations other than the last association in the unbroken chain owns equity interests (including stock or partnership interests) possessing 50% or more of the total combined voting power of all classes of equity interests in one of the other associations in such chain.
3.   ELIGIBILITY
     Any Employee is eligible to receive an Award.

4.   PLAN ADMINISTRATION
4.01 ADMINISTRATOR: The Plan shall be administered by the Committee.
4.02 ADMINISTRATIVE POWERS: The Committee shall have full power to interpret and administer the Plan and full authority to act in selecting the Employees to whom Awards will be granted, in determining the type and amount of Award to be granted to each such Employee, the terms and conditions of Awards granted under the Plan and the terms of agreements which will be entered into with Awardees. The Committee shall have the power to make regulations for carrying out the Plan and to make changes in such regulations as they from time to time deem proper. Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final, binding and conclusive on the Company, its stockholders, Subsidiaries, Affiliates, all Employees, their respective legal representatives, successors and assigns and upon all other persons claiming under or through any of them. As to the selection of and grants of Awards to Awardees who are not subject to Sections 16(a) and 16(b) of the Securities Exchange Act of 1934, the Committee may delegate any or all of its responsibilities to members of the Company's administration.
4.03 LIMITATION ON LIABILITY: Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.
5.   SHARES SUBJECT TO THE PLAN
5.01 AGGREGATE LIMITS:  Subject to adjustment as provided in
     Section 10, the total number of shares of Common Stock available for grant under the Plan in each calendar year during any part of which the Plan is effective shall be one and one-half percent (1.5%) of the total outstanding shares of Common Stock as of the first day of such year for which this Section 5.01 is in effect; provided that such number shall be increased in any year by fifty percent (50%) of the shares available for grant hereunder in each of the previous three years, but not covered by Awards granted hereunder in such years; and provided further that no more than ten million (10,000,000) shares shall be cumulatively available for the grant of Incentive Stock Options under the Plan. In addition, the Company may increase the shares available for Awards through an advance of up to fifty percent (50%) of the subsequent year's allocation (determined by using fifty percent (50%) of the current year's allocation). In addition, any shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for grants under the Plan. Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such shares or of other consideration in lieu of such shares, the shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan.
5.02 INDIVIDUAL LIMITS: Notwithstanding anything to the contrary elsewhere in this Plan, and subject to adjustment as provided in Section 10, in any calendar year, the maximum number of shares of Common Stock covered by Awards of Options and Stock Appreciation Rights granted to any individual shall not exceed four hundred thousand (400,000). In addition, any shares that remain ungranted under the foregoing limitation for the prior calendar year for that individual may be carried forward to the current year, and any number of shares may be borrowed against that individual's limit for the succeeding year. In no event, however, shall the total number of shares carried forward and borrowed in any year for any individual pursuant to this
     Section 5.02 exceed the maximum number stated in the first sentence of this Section 5.02. For purposes of this Section 5.02, shares shall be counted first against the current year, then against the prior year, and finally against the succeeding year. Aggregate awards of Deferred Stock and Restricted Stock to any individual shall not exceed three hundred thousand (300,000) shares during any three-calendar-year period.
6.   DEFERRED STOCK RULES AND CONDITIONS
     The grant of Deferred Stock shall be upon the following rules and conditions:
6.01 DEFERRED STOCK GRANTS: Deferred Stock shall be evidenced by Deferred Stock agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions (including provisions for the protection of Deferred Stock in the event of mergers, consolidations, dissolution and liquidations affecting either the agreement or the stock issued thereunder) as the Committee shall deem advisable.
6.02 CREDITING OF DEFERRED STOCK: Upon determination of the number of shares of Deferred Stock to be granted to an Awardee, the Committee shall direct that the same be credited to the Awardee's account on the books of the Company but that issuance and delivery of the same shall be deferred until the date or dates provided in Section 6.04 hereof. Prior to issuance and delivery hereunder the Awardee shall have no rights as a stockholder with respect to any shares of Deferred Stock credited to his or her account.

6.03 PAYMENT EQUIVALENT TO DIVIDENDS: During the period that shares of Deferred Stock remain credited to the account of an Awardee and before their issuance and delivery, the Company shall pay or accrue to the Awardee on each date dividends on Common Stock are paid, a sum of money equal to what would have been received if the shares of Deferred Stock credited to the account had been owned, subject to such conditions as the Committee may deem appropriate.
6.04 DELIVERY: Subject to the terms and conditions described herein, the shares of Deferred Stock credited to the account of an Awardee shall be issued and delivered to the Awardee in one or more installments beginning with such date as the Committee may determine. The Committee may, in its sole discretion, modify or accelerate the delivery of any shares of Deferred Stock under such circumstances as it deems appropriate.
7.   RESTRICTED STOCK RULES AND CONDITIONS
     The grant of Restricted Stock shall be upon the following rules and conditions:
7.01 RESTRICTED STOCK GRANTS: Restricted Stock shall be evidenced by Restricted Stock agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions (including provision for the protection of Restricted Stock in the event of mergers, consolidations, dissolutions and liquidations, affecting either the agreement or the stock issued thereunder) as the Committee shall deem advisable.
7.02 ISSUANCE OF RESTRICTED STOCK: Upon determination of the number of shares of Restricted Stock to be granted to an Awardee, the Committee shall direct that a certificate representing the number of shares of Common Stock be issued to the Awardee with the Awardee as the registered owner.
     The certificate representing such shares shall either be legended as to sale, transfer, assignment, pledge or other encumbrances during the restricted period or deposited by the Awardee, together with a stock power endorsed in blank, with the Company.
7.03 DIVIDENDS AND VOTING RIGHTS: During the restricted period the Awardee shall have the right to receive dividends from and to vote the shares of Restricted Stock.
7.04 DELIVERY: The Restricted Stock agreement shall specify the duration of the restricted period and the performance and/or employment conditions under which the Restricted Stock may be forfeited to the Company. At the end of the restricted period the restrictions imposed hereunder shall lapse with respect to the number of shares of Restricted Stock as determined by the Committee, and the legend shall be removed or the shares delivered, as the case may be, with respect to such number. The Committee may, in its sole discretion, modify or accelerate the vesting of shares of Restricted Stock.
8.   OPTION RULES AND CONDITIONS
     The grant of Options shall be upon the following rules and conditions:
8.01 OPTION GRANTS: Options shall be evidenced by Option agreements. Such agreements shall conform to the requirements of the Plan, and may contain such other provisions (including restrictions upon the exercise of the Option, provisions for the protection of Options in the event of mergers, consolidations, dissolutions and liquidations) as the Committee shall deem advisable.
8.02 OPTION PRICE: Except for adjustments permitted by Section 10, the price at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but shall be not less than the greater of the Fair Market Value of such shares on the date the Option is granted or the par value of such Common Stock. The Committee may not, without the further approval of the stockholders of the Company, authorize the amendment of any outstanding Option to reduce the Option Price. Furthermore, no Options may be canceled and replaced with Awards having a lower Option Price without the further approval of the stockholders of the Company.
8.03 TERMS OF OPTIONS: The Option agreements shall specify when an Option may be exercisable and the terms and conditions applicable in the event of the Awardee's termination of employment during the Option's term. In any case, the term of an Option shall in no event be greater than ten years, and no Option may be exercisable less than one year from date of grant.
8.04 INCENTIVE STOCK OPTION: Each provision of the Plan and each Option agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be incentive stock option as defined in Section 422A of the Internal Revenue Code of 1986 as amended or any statutory provision that may replace such Section, any provisions thereof that can not be so construed shall be disregarded. In no event may an Awardee be granted Incentive Stock Options which do not comply with such grant and vesting limitations as may be prescribed by Section 422A(b)(7) of the Internal Revenue Code of 1986 as amended, or any successor section or limitation and any implementing regulations.

8.05 PAYMENT OF OPTION PRICE: The Option Price of the shares of Common Stock for which an Option shall be exercised shall be paid in full in cash at the time of the exercise or, with the consent of the Committee, in whole or in part in Common Stock valued at Fair Market Value. An Awardee shall have no rights of a stockholder with respect to any shares of Common Stock subject to an Option unless and until a stock certificate of such shares shall have been issued to him or her.
9.   STOCK APPRECIATION RIGHTS
     The grant of Stock Appreciation Rights ("SARs") shall be subject to the following rules and conditions:
9.01 STOCK APPRECIATION RIGHT GRANTS: Stock Appreciation Rights are rights to receive a payment in cash, Common Stock, Restricted Stock or Deferred Stock as selected by the Committee. These rights, which are determined by the appreciation in Common Stock, shall be evidenced by Stock Appreciation Right agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable. An SAR may be granted in tandem with all or a portion of a related stock option under the Plan ("Tandem SAR"), or may be granted separately ("Freestanding SAR"). A Tandem SAR may be granted either at the time of the grant of the option or at any time thereafter during the term of the option and shall be capable of being exercised only to the extent that the related stock option is capable of being exercised. In no event shall a Freestanding SAR be exercisable within the first six months of its grant, or in the case of a Tandem SAR within the first six months of the grant of the related option.
9.02 SAR PRICE: The exercise price of a Tandem SAR shall be the option price under the related stock option. The exercise price of a Freestanding SAR shall be not less than 100% of the Fair Market Value of the Common Stock, as determined by the Committee on the date of grant of the Freestanding SAR. Notwithstanding the foregoing, the Committee may unilaterally limit the appreciation in value of the Common Stock attributable to the SAR at any time prior to its exercise.
9.03 EXERCISE OF SAR: A Tandem SAR and a Freestanding SAR shall entitle the recipient to receive a payment equal to the excess of the Fair Market Value of the shares of Common Stock covered by the SAR on the date of exercise over the exercise price of the SAR or such lesser amount as determined by the Committee. Such payment may be in cash, in shares of Common Stock, in shares of Deferred Stock, Restricted Stock or any combination, as the Committee shall determine. Upon exercise of a Tandem SAR as to some or all of the shares covered by the grant, the related stock option shall be canceled automatically to the extent of the number of shares covered by such exercise, and such shares shall no longer be available for grant under Section 8. Conversely, if the related stock option is exercised as to some or all of the shares covered by the grant, the related Tandem SAR, if any, shall be canceled automatically to the extent of the number of shares covered by the stock option exercise. To the extent an SAR (or the related stock option) has not been exercised on its expiration, it will be exercised automatically and paid in the form determined by the Committee.
9.04 TERMS OF SAR: SARs shall be subject to the same terms and conditions applicable to options as stated in Section 8.03. SARs shall also be subject to such other terms and conditions not inconsistent with the Plan as shall be determined by the Committee.
10.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION
     In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or a sale by the Company of all or part of its assets, or any distribution to stockholders other than a normal cash dividend, the Board of Directors shall make appropriate adjustment in the number and kind of shares authorized by the Plan and any adjustments to outstanding Awards as it determines appropriate. No fractional shares of Common Stock shall be issued pursuant to such an adjustment, however, and the Fair Market Value of any fractional shares resulting from adjustments pursuant to this Section shall be paid in cash to the Awardee.
11.  EFFECTIVE DATE, TERMINATION AND AMENDMENT
     The Plan became effective on May 12, 1988, by approval of Company stockholders. The Plan shall remain in full force and effect until terminated by the Board of Directors, who shall have the power to amend, suspend or terminate the Plan at any time, provided that no such amendment shall be made without stockholder approval which shall:
11.01 Increase (except as provided in Section 10) the total number of shares available for issuance pursuant to the Plan.
11.02 Change the class of employees eligible to be Awardees.
11.03 Decrease the Option Price stated in Section 8.02.

11.04 Withdraw the administration of the Plan from the Committee.
11.05 Change the provisions of this Section 11.
12.  FORFEITURE
     Awards may be forfeited if the Awardee terminates his or her employment with the Company, a Subsidiary or an Affiliate for any reason other than death or retirement, except that the Committee shall have the authority to provide for their continuation in whole or in part whenever it in its judgment shall determine that such continuation is in the best interests of the Company. Awards may furthermore be forfeited by an Awardee if the Committee determines that the Awardee has at anytime engaged in any activity harmful to the interest of or in competition with the Company, its Subsidiaries or Affiliates or accepts employment with a competitor.
13.  NON-ASSIGNABILITY
     Awards may not be pledged, assigned or transferred for any reason during the Awardee's lifetime, and any attempt to do so shall be void and the relevant Award shall be forfeited.
14.  BENEFICIARY UPON AWARDEE'S DEATH
     An Awardee's Award shall be transferable at his or her death to the beneficiary designated by the Awardee on forms prescribed by and filed with the Committee. Upon the death of an Awardee, such beneficiary shall succeed to the rights of the Awardee. If no such designation of a beneficiary has been made, the Awardee's Awards shall succeed to his or her legal representative and shall be transferable by will or pursuant to the laws of descent and distribution.
15.  GENERAL PROVISIONS
15.01 Nothing contained in the Plan, or in any Award granted pursuant to the Plan, shall confer upon any Employee any right with respect to continuance of employment by the Company, a Subsidiary or Affiliate, nor interfere in any way with the right of the Company, a Subsidiary or Affiliate to terminate the employment of any Employee at any time with or without assigning any reason therefor.
15.02 For purposes of this Plan, transfer of employment between the Company and its Subsidiaries and Affiliates shall not be deemed termination of employment.
15.03 Appropriate provision may be made for all taxes required to be withheld in connection with any Award, the exercise thereof and the transfer of shares of Common Stock in respect of any federal, state or local withholding taxes whether domestic or foreign. In the case of the payment of Awards in the form of Common Stock, the Company shall have the right to retain the number of shares of Common Stock whose Fair Market Value equals the amount to be withheld.
15.04 If any day on or before which action under the Plan must be taken falls on a Saturday, Sunday or legal holiday, such action may be taken on the next succeeding day not a Saturday, Sunday or legal holiday.
15.05 Without amending the Plan, awards may be granted to Employees who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan.
15.06 To the extent that federal laws (such as the Securities Exchange Act of 1934, the Internal Revenue Code of 1986 or the Employee Retirement Income Security Act of 1974) do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by Delaware law and construed accordingly.
15.07 The Committee may amend any outstanding Awards to the extent it deems appropriate. Such amendment may be unilateral by the Company, except in the case of amendments adverse to the Awardee, in which case the Awardee's consent is required to any such amendment.
15.08 Notwithstanding any other provision of the Plan to the contrary:
(i) DEFERRED STOCK: Upon the occurrence of a Change in Control, an Awardee's right to receive the number of shares of Deferred Stock credited to the account of the Awardee shall not be forfeitable under any circumstances, including but not limited to those circumstances set forth in Section 12 of the Plan. The Company shall deliver to the Awardee the shares of Deferred Stock credited to the account of the Awardee on the thirtieth day following the occurrence of a Change in Control unless the Awardee elects prior to the date of delivery of such Deferred Stock to receive a lump sum cash amount in lieu of such Deferred Stock, equal to the number of shares of Deferred Stock credited to the account of the Awardee multiplied by the greater of: (A) the highest price per share paid for the purchase of Common Stock in connection with the Change in Control or (B) the highest closing price per share paid for the purchase of Common Stock on the principal exchange on which the Common Stock is listed, or, if the Common Stock is not listed, on the NASD automatic quotation system, during the 30-day period immediately preceding the Change in Control.

     The Compensation Committee shall have no discretion or authority to alter or delay the amount or form of payment of the Awardee's shares of Deferred Stock, except to accelerate such payment.
(ii) RESTRICTED STOCK: Upon the occurrence of a Change in Control, all of the restrictions on Restricted Stock shall lapse and be of no effect whatsoever and such shares shall not thereafter be forfeitable under any circumstances, including but not limited to those circumstances set forth in Sections 12 or 7.04 of the Plan. The Company shall deliver to the holder of shares of Restricted Stock certificates representing the number of shares and securities on which restrictions have so lapsed free of any restriction, legend or notation within 30 days following the occurrence of a Change in Control. In the event legended shares were previously provided to the Awardee, the replacement shares will only be delivered upon tender by the holder of certificates representing shares of Restricted Stock in form acceptable for transfer and free and clear of all liens, claims, options and encumbrances. Neither the Board of Directors nor the Compensation Committee shall have authority to alter or delay the delivery of Common Stock pursuant to the terms of this Paragraph without the holder's written consent.
(iii)DEFINITION: "Change in Control" shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement; provided that, without limitation, a Change in Control shall be deemed to have occurred if (A) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company; or (B) during any period of two (2) consecutive years (not including any period prior to the execution of this Plan), individuals who at the beginning of such period constitute the Board of Directors and any new directors, whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least three quarters (3/4) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof. A change in control shall not be deemed to be a Change in Control for purposes of this Plan if the Board of Directors has approved such change in control prior to either (i) the occurrence of any of the events described in the foregoing clauses (A) and (B), or
     (ii) the commencement by any person other than the Company of a tender offer for the Common Stock.
(iv) MANAGEMENT OBJECTIVES FOR CERTAIN AWARDS OF DEFERRED STOCK AND RESTRICTED STOCK: Any Award of Deferred Stock or Restricted Stock may specify management objectives which, if achieved, will result in payment or early payment in the case of Deferred Stock, or termination or early termination of the applicable restrictions in the case of Restricted Stock. Any Award that specifies management objectives shall specify a minimum acceptable level of achievement in respect of the specified management objective below which no payment will be made in the case of Deferred Stock, or there will be a complete forfeiture of shares in the case of Restricted Stock. Management objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Employee or Subsidiary in which the Employee is employed. The management objectives may be relative to the performance of other companies or entities. If any individual is, or is determined by the Committee to be reasonably likely to become, a covered employee within the meaning of Section 162(m) of the Internal Revenue Code, then Awards to that individual that specify management objectives shall be based on specified levels of, or growth in, one or more of the following criteria: (i) earnings,(ii) earnings per share, (iii) share price, (iv) revenues, (v) total stockholder return, (vi) return on invested capital, equity or assets, (vii) operating margins, (viii) sales growth, (ix) productivity improvement, (x) market share and (xi) economic profit. Except as may be permitted under Section 162(m) of the Internal Revenue Code of 1986 as amended, or any successor provision, the Committee may not adjust management objectives after the grant of any Award that specifies management objectives.

                            APPENDIX

List of Photos of Director and Omitted Graphics

Photo 1   Photograph of Arnold A. Allemang

Photo 2   Photograph of Fred P. Corson

Photo 3   Photograph of Willie D. Davis

Photo 4   Photograph of Michael L. Dow

Photo 5   Photograph of Michael D. Parker

Photo 6   Photograph of J. Pedro Reinhard

Photo 7   Photograph of Paul G. Stern

Photo 8   Photograph of Jacqueline K. Barton

Photo 9   Photograph of David T. Buzzelli

Photo 10  Photograph of Anthony J. Carbone

Photo 11  Photograph of John C. Danforth

Photo 12  Photograph of Joseph L. Downey

Photo 13  Photograph of Enrique C. Falla

Photo 14  Photograph of Barbara Hackman Franklin

Photo 15  Photograph of Allan D. Gilmour

Photo 16  Photograph of Frank P. Popoff

Photo 17  Photograph of Harold T. Shapiro

Photo 18  Photograph of William S. Stavropoulos

PERFORMANCE GRAPHS - Values provided for EDGAR only but shareholders given line graph.

A.   Five-Year Cumulative Total Return

B.   Ten-Year Cumulative Total Return

--------------------------BANK/BROKER (BENEFICIAL)---------------
-----------------------------------------------------------------

THE DOW CHEMICAL COMPANY      1997 ANNUAL MEETING OF STOCKHOLDERS

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints J. K. Barton,  A. J. Carbone and
J. L. Downey, jointly and severally, proxies, with full power of substitution, to vote all the shares of common stock of THE DOW CHEMICAL COMPANY that the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the Midland Center for the Arts, Midland, Michigan, on Thursday, May 15, 1997, at 2 p.m., and at any adjournment thereof, on the following matters and upon such other business as may properly come before the meeting.

SUCH PROXIES ARE DIRECTED TO VOTE AS SPECIFIED ON THE REVERSE SIDE, OR IF NO SPECIFICATION IS MADE, FOR THE ELECTION OF SEVEN DIRECTORS AS LISTED BELOW, FOR AGENDA ITEM 2, FOR AGENDA ITEM 3, AND TO VOTE IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE ON THE REVERSE SIDE - NO VOTING BOXES NEED TO BE CHECKED.

Agenda Item 1:    The election of seven Directors:  Arnold A.
                  Allemang, Fred P. Corson, Willie D. Davis,
                  Michael L. Dow, Michael D. Parker, J. Pedro
                  Reinhard and Paul G. Stern.

Agenda Item 2:    Ratification of the selection of Deloitte and
                  Touche LLP as Dow's independent auditors for 1997.

Agenda Item 3:    Authorization of the amendment of the 1988
                  Award and Option Plan.

You may specify your choices by marking the appropriate boxes on the reverse side, but YOU NEED NOT MARK ANY VOTING BOXES IF YOU
WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS'
RECOMMENDATIONS. The Proxy Committee cannot vote your shares unless you sign, date and return this card.

                        SEE OPPOSITE SIDE

X    Please mark votes as in this example.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE CANDIDATES LISTED, FOR AGENDA ITEM 2 AND FOR AGENDA ITEM 3. The proxies are authorized to vote in accordance with their discretion on such other matters as may properly come before the meeting.

          Your Board of Directors recommends a vote FOR
                    Agenda Items 1, 2 and 3.

Agenda Item 1: Election of seven Directors.

FOR ALL  __________      WITHHELD FROM ALL  __________

_________________________________________
For all nominees except as written above:



Agenda Item 2:  Ratification of the selection of Dow's
                independent auditors for 1997.

FOR  _______          AGAINST  _______          ABSTAIN  _______



Agenda Item 3:  Authorization of the amendment of the 1988 Award and Option Plan.

FOR  _______          AGAINST  _______          ABSTAIN  _______


Signature  _____________________________  Date _________, 1997

Signature  _____________________________  Date _________, 1997

Please sign this proxy as the name(s) appear above. When signing as attorney, executor, administrator, trustee, or guardian, please give full name as such.

--------------------------REGISTERED-----------------------------
-----------------------------------------------------------------

You are cordially invited to attend the 100th Annual Meeting of Stockholders of The Dow Chemical Company. It will be held on Thursday, May 15, 1997, 2 p.m., at the Midland Center for the Arts, 1801 West St. Andrews, Midland, Michigan. This ticket admits only the stockholder(s) listed on the reverse and is not transferable. Doors will open at 12:30 p.m. Centennial exhibits will be on display before and after the Annual Meeting.

Hearing amplification devices will be available.

Cameras and recording devices are not permitted.

KEEP THIS TICKET                       KEEP THIS TICKET

-----------------------------perforation-------------------------

        Remember to check the proxy form box to validate your ticket if you plan to attend the Annual Meeting.

      PLEASE CHECK THE APPROPRIATE BOX ON THE REVERSE SIDE
    IF YOU HAVE PROVIDED A CHANGE OF ADDRESS OR ANY COMMENTS.

-----------------------------perforation-------------------------

THE DOW CHEMICAL COMPANY      1997 ANNUAL MEETING OF STOCKHOLDERS

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints J. K. Barton,  A. J. Carbone and
J. L. Downey, jointly and severally, proxies, with full power of substitution, to vote all the shares of common stock of THE DOW CHEMICAL COMPANY that the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the Midland Center for the Arts, Midland, Michigan, on Thursday, May 15, 1997, at 2 p.m., and at any adjournment thereof, on the following matters and upon such other business as may properly come before the meeting.

SUCH PROXIES ARE DIRECTED TO VOTE AS SPECIFIED ON THE REVERSE SIDE, OR IF NO SPECIFICATION IS MADE, FOR THE ELECTION OF SEVEN DIRECTORS AS LISTED BELOW, FOR AGENDA ITEM 2, FOR AGENDA ITEM 3, AND TO VOTE IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE ON THE REVERSE SIDE - NO VOTING BOXES NEED TO BE CHECKED.

Agenda Item 1: The election of seven Directors:  Arnold A.
               Allemang, Fred P. Corson, Willie D. Davis, Michael
               L. Dow, Michael D. Parker, J. Pedro Reinhard and
               Paul G. Stern.

Agenda Item 2: Ratification of the selection of Deloitte and
               Touche LLP as Dow's independent auditors for 1997.

Agenda Item 3: Authorization of the amendment of the 1988 Award and Option Plan.

You may specify your choices by marking the appropriate boxes on the reverse side, but YOU NEED NOT MARK ANY VOTING BOXES IF YOU
WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS'
RECOMMENDATIONS. The Proxy Committee cannot vote your shares unless you sign, date and return this card.

Please sign, date and promptly return this proxy form in the enclosed envelope to the tabulating agent:
  Boston EquiServe L.P., P.O. Box 9399, Boston, MA 02205-9399.

                        SEE OPPOSITE SIDE

                     MIDLAND CENTER FOR THE ARTS
                      1801 WEST ST. ANDREWS
                        MIDLAND, MICHIGAN
                          MAY 15, 1997
                             2 P.M.

                        ADMISSION TICKET
                    THE DOW CHEMICAL COMPANY
         1997 CENTENNIAL ANNUAL MEETING OF STOCKHOLDERS


KEEP THIS TICKET                                KEEP THIS TICKET

-----------------------------perforation-------------------------

Below is a proxy card for the 1997 Centennial Annual Meeting of Stockholders of The Dow Chemical Company.

Please mark the boxes on the proxy card to indicate how your shares should be voted. Sign, date and return your proxy as soon as possible in the enclosed envelope. To vote in accordance with the Board of Directors' recommendations, you need only sign and date the proxy card below.

A ticket is required for admission to the Annual Meeting. Your non-transferable stockholder ticket is attached above. To attend the Annual Meeting, simply check the box on the proxy voting form below to validate your ticket and indicate you plan to attend. Please keep the ticket, bring it with you to the Annual Meeting and present it at the door to expedite registration.


 SEE DIRECTIONS FOR COMPLETION OF THE PROXY ON THE REVERSE SIDE.
                DETACH PROXY CARD BEFORE MAILING

-----------------------------perforation-------------------------

X    PLEASE MARK VOTES AS IN THIS EXAMPLE.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE CANDIDATES LISTED, FOR AGENDA ITEM 2 AND FOR AGENDA ITEM 3. THE PROXIES ARE AUTHORIZED TO VOTE IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

          YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                    AGENDA ITEMS 1, 2 AND 3.

AGENDA ITEM 1: Election of seven Directors.

FOR ALL  __________      WITHHELD FROM ALL  __________

_________________________________________
FOR ALL NOMINEES EXCEPT AS WRITTEN ABOVE:



AGENDA ITEM 2: Ratification of the selection of Dow's independent auditors for 1997.

FOR  _______          AGAINST  _______          ABSTAIN  _______



AGENDA ITEM 3: Authorization of the amendment of the 1988 Award and Option Plan.

FOR  _______          AGAINST  _______          ABSTAIN  _______


I plan to attend the Annual Meeting.       __________

Discontinue duplicate Annual Report.       __________

I have noted a change of address.          __________

I have made comments on this card or an attachment.    __________

The undersigned hereby revokes all proxies heretofore given by the undersigned to vote at said meeting and at any adjournment thereof.

Signature  _____________________________  Date _________, 1997

Signature  _____________________________  Date _________, 1997

PLEASE SIGN THIS PROXY AS THE NAME(S) APPEAR ABOVE.  WHEN SIGNING
AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN,
PLEASE GIVE FULL NAME AS SUCH.

--------------------------HESP-----------------------------------
-----------------------------------------------------------------

You are cordially invited to attend the 100th Annual Meeting of Stockholders of The Dow Chemical Company. It will be held on Thursday, May 15, 1997, 2 p.m., at the Midland Center for the Arts, 1801 West St. Andrews, Midland, Michigan. This ticket admits only the stockholder listed on the reverse and is not transferable. Doors will open at 12:30 p.m. Centennial exhibits will be on display before and after the Annual Meeting.

Hearing amplification devices will be available.

Cameras and recording devices are not permitted.

KEEP THIS TICKET                                KEEP THIS TICKET

-----------------------------perforation-------------------------

   Remember to check the box on the voting instruction form to validate your ticket if you plan to attend the Annual Meeting.

      PLEASE CHECK THE APPROPRIATE BOX ON THE REVERSE SIDE
               IF YOU HAVE PROVIDED ANY COMMENTS.

-----------------------------perforation-------------------------

THE DOW CHEMICAL COMPANY      1997 ANNUAL MEETING OF STOCKHOLDERS

                CONFIDENTIAL VOTING INSTRUCTIONS
                  TO:  NBD BANK, N.A. ("NBD"),
                 AS AGENT FOR THE TRUSTEE UNDER
              THE DOW HOURLY EMLOYEES' SAVINGS PLAN

The undersigned hereby directs NBD to vote all shares of common stock of THE DOW CHEMICAL COMPANY ("Dow") credited to the undersigned's account in the Hourly Employees' Savings Plan (the "Plan") as of the record date for the Annual Meeting of Stockholders of The Dow Chemical Company to be held at the Midland Center for the Arts, Midland, Michigan, on May 15, 1997, at 2 p.m., and at any adjournment thereof, on the following matters and upon such other business as may properly come before the meeting. Dow has instructed NBD and its agents not to disclose to the Dow Board or management how individuals in this Plan have voted.

NBD IS DIRECTED TO VOTE AS SPECIFIED ON THE REVERSE SIDE, OR IF NO SPECIFICATION IS MADE, FOR THE ELECTION OF SEVEN DIRECTORS, FOR AGENDA ITEM 2, FOR AGENDA ITEM 3, AND TO VOTE IN ACCORDANCE WITH ITS DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. TO VOTE IN ACCORDANCE WITH THE DOW BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE ON THE REVERSE SIDE - NO VOTING BOXES NEED TO BE CHECKED. IN ACCORDANCE WITH THE TERMS OF THE PLAN, NBD SHALL VOTE ALL COMMON SHARES IN THE ACCOUNTS OF PLAN MEMBERS WHO FAIL TO SIGN AND RETURN THESE INSTRUCTIONS IN THE SAME PROPORTION AS THE SHARES IN THE ACCOUNTS OF MEMBERS WHO HAVE PROVIDED DIRECTION.

Agenda Item 1: The election of seven Directors:  Arnold A.
               Allemang, Fred P. Corson, Willie D. Davis, Michael
               L. Dow, Michael D. Parker, J. Pedro Reinhard and
               Paul G. Stern.

Agenda Item 2: Ratification of the selection of Deloitte and
               Touche LLP as Dow's independent auditors for 1997.

Agenda Item 3: Authorization of the amendment of the 1988 Award and Option Plan.

Please sign, date and promptly return this confidential voting form in the enclosed envelope to the Trustee's tabulating agent, Boston EquiServe L.P., P. O. Box 9399, Boston, MA 02205-9399. Additional information concerning the voting of shares appears in the accompanying proxy statement.

                  SIGN AND DATE ON OTHER SIDE.

                        SEE OPPOSITE SIDE

                     MIDLAND CENTER FOR THE ARTS
                      1801 WEST ST. ANDREWS
                        MIDLAND, MICHIGAN
                          MAY 15, 1997
                             2 P.M.

                        ADMISSION TICKET
                    THE DOW CHEMICAL COMPANY
         1997 CENTENNIAL ANNUAL MEETING OF STOCKHOLDERS


KEEP THIS TICKET                                KEEP THIS TICKET
-----------------------------perforation-------------------------

As a stockholder of The Dow Chemical Company through your participation in the Hourly Employees' Savings Plan (the "Plan"), you are cordially invited to attend the 1997 Centennial Annual Meeting of Stockholders of The Dow Chemical Company. Your non-transferable stockholder ticket is attached above. To attend the Annual Meeting, simply check the box on the voting instruction form below to validate your ticket and indicate you plan to attend. Please keep the ticket, bring it with you to the Annual Meeting and present it at the door to expedite registration.

Whether or not you plan to attend, you can be sure your Plan shares are voted at the meeting as you instruct by promptly completing the form below with confidential voting instructions to the Plan Trustee and returning the form in the enclosed envelope. Your vote will be seen only by authorized personnel of the Plan Trustee and its agents. Please mark the boxes on the voting instruction form to indicate how your shares should be voted. To vote in accordance with the Board of Directors' recommendations, you need only sign and date the voting instruction form below.

              SEE DIRECTIONS FOR COMPLETION OF THE
          VOTING INSTRUCTION FORM ON THE REVERSE SIDE.
         DETACH VOTING INSTRUCTION FORM BEFORE MAILING.

 -----------------------------perforation------------------------

X    PLEASE MARK VOTES AS IN THIS EXAMPLE.

This voting instruction form, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION FORM WILL BE VOTED FOR THE ELECTION OF ALL THE CANDIDATES LISTED, FOR AGENDA ITEM 2 AND FOR AGENDA ITEM 3. The undersigned hereby revokes all instructions heretofore given by the undersigned to vote at said meeting and at any adjournment thereof.

          YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                    AGENDA ITEMS 1, 2 AND 3.

AGENDA ITEM 1: Election of seven Directors.

FOR ALL  __________      WITHHELD FROM ALL  __________

_________________________________________
FOR ALL NOMINEES EXCEPT AS WRITTEN ABOVE:



AGENDA ITEM 2: Ratification of the selection of Dow's independent auditors for 1997.

FOR  ________          AGAINST  _______          ABSTAIN  _______



AGENDA ITEM 3: Authorization of the amendment of the 1988 Award and Option Plan.

FOR  _______          AGAINST  _______          ABSTAIN  _______

I plan to attend the Annual Meeting.       __________

Discontinue duplicate Annual Report.       __________

I have made comments on this card or an attachment.    __________


Signature  _____________________________  Date _________, 1997


Please sign this voting instruction card as the name appears above.

--------------------------SESP-----------------------------------
-----------------------------------------------------------------

You are cordially invited to attend the 100th Annual Meeting of Stockholders of The Dow Chemical Company. It will be held on Thursday, May 15, 1997, 2 p.m., at the Midland Center for the Arts, 1801 West St. Andrews, Midland, Michigan. This ticket admits only the stockholder listed on the reverse and is not transferable. Doors will open at 12:30 p.m. Centennial exhibits will be on display before and after the Annual Meeting.

Hearing amplification devices will be available.

Cameras and recording devices are not permitted.

KEEP THIS TICKET                        KEEP THIS TICKET
-----------------------------perforation-------------------------

   Remember to check the box on the voting instruction form to validate your ticket if you plan to attend the Annual Meeting.

      PLEASE CHECK THE APPROPRIATE BOX ON THE REVERSE SIDE
               IF YOU HAVE PROVIDED ANY COMMENTS.

-----------------------------perforation-------------------------

THE DOW CHEMICAL COMPANY      1997 ANNUAL MEETING OF STOCKHOLDERS

                CONFIDENTIAL VOTING INSTRUCTIONS
                   TO:  NBD BANK, N.A. ("NBD")
                 AS AGENT FOR THE TRUSTEE UNDER
             THE DOW SALARIED EMLOYEES' SAVINGS PLAN

The undersigned hereby directs NBD to vote all shares of common and preferred stock of THE DOW CHEMICAL COMPANY ("Dow") credited to the undersigned's account in the Salaried Employees' Savings Plan (the "Plan") as of the record date for the Annual Meeting of Stockholders of The Dow Chemical Company to be held at the Midland Center for the Arts, Midland, Michigan, on May 15, 1997, at 2 p.m., and at any adjournment thereof, on the following matters and upon such other business as may properly come before the meeting. Dow has instructed NBD and its agents not to disclose to the Dow Board or management how individuals in this Plan have voted.

NBD IS DIRECTED TO VOTE AS SPECIFIED ON THE REVERSE SIDE, OR IF NO SPECIFICATION IS MADE, FOR THE ELECTION OF SEVEN DIRECTORS, FOR AGENDA ITEM 2, FOR AGENDA ITEM 3, AND TO VOTE IN ACCORDANCE WITH ITS DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. TO VOTE IN ACCORDANCE WITH THE DOW BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE ON THE REVERSE SIDE - NO VOTING BOXES NEED TO BE CHECKED. IN ACCORDANCE WITH THE TERMS OF THE PLAN, NBD SHALL VOTE ALL COMMON SHARES IN THE ACCOUNTS OF PLAN MEMBERS WHO FAIL TO SIGN AND RETURN THESE INSTRUCTIONS IN THE SAME PROPORTION AS THE SHARES IN THE ACCOUNTS OF MEMBERS WHO HAVE PROVIDED DIRECTION.

Agenda Item 1: The election of seven Directors:  Arnold A.
               Allemang, Fred P. Corson, Willie D. Davis, Michael
               L. Dow, Michael D. Parker, J. Pedro Reinhard and
               Paul G. Stern.

Agenda Item 2: Ratification of the selection of Deloitte and
               Touche LLP as Dow's independent auditors for 1997.

Agenda Item 3: Authorization of the amendment of the 1988 Award and Option Plan.

Please sign, date and promptly return this confidential voting form in the enclosed envelope to the Trustee's tabulating agent, Boston EquiServe L.P., P. O. Box 9399, Boston, MA 02205-9399. Additional information concerning the voting of shares appears in the accompanying proxy statement.

                  SIGN AND DATE ON OTHER SIDE.

                        SEE OPPOSITE SIDE

                     MIDLAND CENTER FOR THE ARTS
                      1801 WEST ST. ANDREWS
                        MIDLAND, MICHIGAN
                          MAY 15, 1997
                             2 P.M.

                        ADMISSION TICKET
                    THE DOW CHEMICAL COMPANY
         1997 CENTENNIAL ANNUAL MEETING OF STOCKHOLDERS


KEEP THIS TICKET                                KEEP THIS TICKET
-----------------------------perforation-------------------------

As a stockholder of The Dow Chemical Company through your participation in the Salaried Employees' Savings Plan (the "Plan"), you are cordially invited to attend the 1997 Centennial Annual Meeting of Stockholders of The Dow Chemical Company. Your non-transferable stockholder ticket is attached above. To attend the Annual Meeting, simply check the box on the voting instruction form below to validate your ticket and indicate you plan to attend. Please keep the ticket, bring it with you to the Annual Meeting and present it at the door to expedite registration.

Whether or not you plan to attend, you can be sure your Plan shares, both common and preferred, are voted at the meeting as you instruct by promptly completing the form below with confidential voting instructions to the Plan Trustee and returning the form in the enclosed envelope. Your vote will be seen only by authorized personnel of the Plan Trustee and its agents. Please mark the boxes on the voting instruction form to indicate how your shares should be voted. To vote in accordance with the Board of Directors' recommendations, you need only sign and date the voting instruction form below.

              SEE DIRECTIONS FOR COMPLETION OF THE
          VOTING INSTRUCTION FORM ON THE REVERSE SIDE.
         DETACH VOTING INSTRUCTION FORM BEFORE MAILING.

-----------------------------perforation-------------------------
X PLEASE MARK VOTES AS IN THIS EXAMPLE.

This voting instruction form, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION FORM WILL BE VOTED FOR THE ELECTION OF ALL THE CANDIDATES LISTED, FOR AGENDA ITEM 2 AND FOR AGENDA ITEM 3. The undersigned hereby revokes all instructions heretofore given by the undersigned to vote at said meeting and at any adjournment thereof.

          YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                    AGENDA ITEMS 1, 2 AND 3.

AGENDA ITEM 1: Election of seven Directors.

FOR ALL  __________      WITHHELD FROM ALL  __________

_________________________________________
FOR ALL NOMINEES EXCEPT AS WRITTEN ABOVE:



AGENDA ITEM 2: Ratification of the selection of Dow's independent auditors for 1997.

FOR  _______          AGAINST  _______          ABSTAIN  _______


AGENDA ITEM 3: Authorization of the amendment of the 1988 Award and Option Plan.

FOR  _______          AGAINST  _______          ABSTAIN  _______

I plan to attend the Annual Meeting.       __________

Discontinue duplicate Annual Report.       __________

I have made comments on this card or an attachment.    __________


Signature  _____________________________  Date _________, 1997

PLEASE SIGN THIS VOTING INSTRUCTION CARD AS THE NAME APPEARS
ABOVE.

--------------------------DH COMPOUNDING-------------------------
-----------------------------------------------------------------

You are cordially invited to attend the 100th Annual Meeting of Stockholders of The Dow Chemical Company. It will be held on Thursday, May 15, 1997, 2 p.m., at the Midland Center for the Arts, 1801 West St. Andrews, Midland, Michigan. This ticket admits only the stockholder listed on the reverse and is not transferable. Doors will open at 12:30 p.m. Centennial exhibits will be on display before and after the Annual Meeting.

Hearing amplification devices will be available.

Cameras and recording devices are not permitted.

KEEP THIS TICKET                               KEEP THIS TICKET

-----------------------------perforation-------------------------

   Remember to check the box on the voting instruction form to validate your ticket if you plan to attend the Annual Meeting.

      PLEASE CHECK THE APPROPRIATE BOX ON THE REVERSE SIDE
               IF YOU HAVE PROVIDED ANY COMMENTS.

-----------------------------perforation-------------------------

THE DOW CHEMICAL COMPANY      1997 ANNUAL MEETING OF STOCKHOLDERS

                CONFIDENTIAL VOTING INSTRUCTIONS
              TO:  BARCLAYS GLOBAL INVESTORS, N.A.,
            THE TRUSTEE OF THE DH COMPOUNDING COMPANY
           SAVINGS AND RETIREMENT PLAN ("THE TRUSTEE")

The undersigned hereby directs the Trustee to vote all shares of common stock of THE DOW CHEMICAL COMPANY ("Dow") credited to the undersigned's account in the DH Compounding Company Savings and Retirement Plan (the "Plan") as of the record date for the Annual Meeting of Stockholders of The Dow Chemical Company to be held at the Midland Center for the Arts, Midland, Michigan, on May 15, 1997, at 2 p.m., and at any adjournment thereof, on the following matters and upon such other business as may properly come before the meeting. Dow has instructed the Trustee and its agents not to disclose to the Dow Board or management how individuals in this Plan have voted.

THE TRUSTEE IS DIRECTED TO VOTE AS SPECIFIED ON THE REVERSE SIDE, OR IF NO SPECIFICATION IS MADE, FOR THE ELECTION OF SEVEN DIRECTORS, FOR AGENDA ITEM 2, FOR AGENDA ITEM 3, AND TO VOTE IN ACCORDANCE WITH ITS DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. TO VOTE IN ACCORDANCE WITH THE DOW BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE ON THE REVERSE SIDE - NO VOTING BOXES NEED TO BE CHECKED. IF YOUR COMPLETED VOTING INSTRUCTION FORM IS NOT RECEIVED BY MAY 13, 1997, THE ADMINISTRATIVE COMMITTEE FOR THE PLAN MAY DIRECT THE PLAN TRUSTEE TO VOTE YOUR SHARES.

Agenda Item 1: The election of seven Directors:  Arnold A.
               Allemang, Fred P. Corson, Willie D. Davis, Michael
               L. Dow, Michael D. Parker, J. Pedro Reinhard and
               Paul G. Stern.

Agenda Item 2: Ratification of the selection of Deloitte and
               Touche LLP as Dow's independent auditors for 1997.

Agenda Item 3: Authorization of the amendment of the 1988 Award and Option Plan.

Please sign, date and promptly return this confidential voting form in the enclosed envelope to the Trustee's tabulating agent, Boston EquiServe L.P., P.O. Box 9399, Boston, MA 02205-9399. Additional information concerning the voting of shares appears in the accompanying proxy statement.

                  SIGN AND DATE ON OTHER SIDE.

                        SEE OPPOSITE SIDE

                     MIDLAND CENTER FOR THE ARTS
                      1801 WEST ST. ANDREWS
                        MIDLAND, MICHIGAN
                          MAY 15, 1997
                             2 P.M.

                        ADMISSION TICKET
                    THE DOW CHEMICAL COMPANY
         1997 CENTENNIAL ANNUAL MEETING OF STOCKHOLDERS


KEEP THIS TICKET                                KEEP THIS TICKET

-----------------------------perforation-------------------------

As a stockholder of The Dow Chemical Company through your participation in the DH Compounding Company Savings and Retirement Plan (the "Plan"), you are cordially invited to attend the 1997 Centennial Annual Meeting of Stockholders of The Dow Chemical Company. Your non-transferable stockholder ticket is attached above. To attend the Annual Meeting, simply check the box on the voting instruction form below to validate your ticket and indicate you plan to attend. Please keep the ticket, bring it with you to the Annual Meeting and present it at the door to expedite registration.

Whether or not you plan to attend, you can be sure your Plan shares are voted at the meeting as you instruct by promptly completing the form below with confidential voting instructions to the Plan Trustee and returning the form in the enclosed envelope. Your vote will be seen only by authorized personnel of the Plan Trustee and its agents. Please mark the boxes on the voting instruction form to indicate how your shares should be voted. To vote in accordance with the Board of Directors' recommendations, you need only sign and date the voting instruction form below.

              SEE DIRECTIONS FOR COMPLETION OF THE
          VOTING INSTRUCTION FORM ON THE REVERSE SIDE.
         DETACH VOTING INSTRUCTION FORM BEFORE MAILING.

-----------------------------perforation-------------------------

X    PLEASE MARK VOTES AS IN THIS EXAMPLE.

This voting instruction form, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION FORM WILL BE VOTED FOR THE ELECTION OF ALL THE CANDIDATES LISTED, FOR AGENDA ITEM 2 AND FOR AGENDA ITEM 3. The undersigned hereby revokes all instructions heretofore given by the undersigned to vote at said meeting and at any adjournment thereof.

          YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                    AGENDA ITEMS 1, 2 AND 3.

AGENDA ITEM 1: Election of seven Directors.

FOR ALL  __________      WITHHELD FROM ALL  __________

_________________________________________
FOR ALL NOMINEES EXCEPT AS WRITTEN ABOVE:



AGENDA ITEM 2: Ratification of the selection of Dow's independent auditors for 1997.

FOR  _______          AGAINST  _______          ABSTAIN  _______



AGENDA ITEM 3: Authorization of the amendment of the 1988 Award and Option Plan.

FOR  _______          AGAINST  _______          ABSTAIN  _______

I plan to attend the Annual Meeting.       __________

Discontinue duplicate Annual Report.       __________

I have made comments on this card or an attachment.    __________


Signature  _____________________________  Date _________, 1997

Please sign this voting instruction card as the name appears above.

--------------------------DOWELANCO------------------------------
-----------------------------------------------------------------

You are cordially invited to attend the 100th Annual Meeting of Stockholders of The Dow Chemical Company. It will be held on Thursday, May 15, 1997, 2 p.m., at the Midland Center for the Arts, 1801 West St. Andrews, Midland, Michigan. This ticket admits only the stockholder listed on the reverse and is not transferable. Doors will open at 12:30 p.m. Centennial exhibits will be on display before and after the Annual Meeting.

Hearing amplification devices will be available.

Cameras and recording devices are not permitted.

KEEP THIS TICKET                        KEEP THIS TICKET

-----------------------------perforation-------------------------

   Remember to check the box on the voting instruction form to validate your ticket if you plan to attend the Annual Meeting.

      PLEASE CHECK THE APPROPRIATE BOX ON THE REVERSE SIDE
               IF YOU HAVE PROVIDED ANY COMMENTS.

-----------------------------perforation-------------------------

THE DOW CHEMICAL COMPANY      1997 ANNUAL MEETING OF STOCKHOLDERS

                CONFIDENTIAL VOTING INSTRUCTIONS
             TO:  FIDELITY MANAGEMENT TRUST COMPANY,
    THE TRUSTEE OF THE DOWELANCO SAVINGS PLAN ("THE TRUSTEE")

The undersigned hereby directs the Trustee to vote all shares of common stock of THE DOW CHEMICAL COMPANY ("Dow") credited to the undersigned's account in the DowElanco Savings Plan (the "Plan") as of the record date for the Annual Meeting of Stockholders of The Dow Chemical Company to be held at the Midland Center for the Arts, Midland, Michigan, on May 15, 1997, at 2 p.m., and at any adjournment thereof, on the following matters and upon such other business as may properly come before the meeting. Dow has instructed the Trustee and its agents not to disclose to the Dow Board or management how individuals in this Plan have voted.

THE TRUSTEE IS DIRECTED TO VOTE AS SPECIFIED ON THE REVERSE SIDE, OR IF NO SPECIFICATION IS MADE, FOR THE ELECTION OF SEVEN DIRECTORS, FOR AGENDA ITEM 2, FOR AGENDA ITEM 3, AND TO VOTE IN ACCORDANCE WITH ITS DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. TO VOTE IN ACCORDANCE WITH THE DOW BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE ON THE REVERSE SIDE - NO VOTING BOXES NEED TO BE CHECKED. IN ACCORDANCE WITH THE TERMS OF THE PLAN, THE TRUSTEE SHALL VOTE ALL COMMON SHARES IN THE ACCOUNTS OF PLAN MEMBERS WHO FAIL TO SIGN AND RETURN THESE INSTRUCTIONS IN THE SAME PROPORTION AS THE SHARES IN THE ACCOUNTS OF MEMBERS WHO HAVE PROVIDED DIRECTION.

Agenda Item 1: The election of seven Directors:  Arnold A.
               Allemang, Fred P. Corson, Willie D. Davis, Michael
               L. Dow, Michael D. Parker, J. Pedro Reinhard and
               Paul G. Stern.

Agenda Item 2: Ratification of the selection of Deloitte and
               Touche LLP as Dow's independent auditors for 1997.

Agenda Item 3: Authorization of the amendment of the 1988 Award and Option Plan.

Please sign, date and promptly return this confidential voting form in the enclosed envelope to the Trustee's tabulating agent, Boston EquiServe L.P., P. O. Box 9399, Boston, MA 02205-9399. Additional information concerning the voting of shares appears in the accompanying proxy statement.

                  SIGN AND DATE ON OTHER SIDE.

                        SEE OPPOSITE SIDE

                     MIDLAND CENTER FOR THE ARTS
                      1801 WEST ST. ANDREWS
                        MIDLAND, MICHIGAN
                          MAY 15, 1997
                             2 P.M.

                        ADMISSION TICKET
                    THE DOW CHEMICAL COMPANY
         1997 CENTENNIAL ANNUAL MEETING OF STOCKHOLDERS


KEEP THIS TICKET                                 KEEP THIS TICKET

-----------------------------perforation-------------------------

As a stockholder of The Dow Chemical Company through your participation in the DowElanco Savings Plan (the "Plan"), you are cordially invited to attend the 1997 Centennial Annual Meeting of Stockholders of The Dow Chemical Company. Your non-transferable stockholder ticket is attached above. To attend the Annual Meeting, simply check the box on the voting instruction form below to validate your ticket and indicate you plan to attend. Please keep the ticket, bring it with you to the Annual Meeting and present it at the door to expedite registration.

Whether or not you plan to attend, you can be sure your Plan shares are voted at the meeting as you instruct by promptly completing the form below with confidential voting instructions to the Plan Trustee and returning the form in the enclosed envelope. Your vote will be seen only by authorized personnel of the Plan Trustee and its agents. Please mark the boxes on the voting instruction form to indicate how your shares should be voted. To vote in accordance with the Board of Directors' recommendations, you need only sign and date the voting instruction form below.

              SEE DIRECTIONS FOR COMPLETION OF THE
          VOTING INSTRUCTION FORM ON THE REVERSE SIDE.
         DETACH VOTING INSTRUCTION FORM BEFORE MAILING.

-----------------------------perforation-------------------------

X    PLEASE MARK VOTES AS IN THIS EXAMPLE.

This voting instruction form, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION FORM WILL BE VOTED FOR THE ELECTION OF ALL THE CANDIDATES LISTED, FOR AGENDA ITEM 2 AND FOR AGENDA ITEM 3. The undersigned hereby revokes all instructions heretofore given by the undersigned to vote at said meeting and at any adjournment thereof.

          YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                    AGENDA ITEMS 1, 2 AND 3.

AGENDA ITEM 1: Election of seven Directors.

FOR ALL  __________      WITHHELD FROM ALL  __________

_________________________________________
FOR ALL NOMINEES EXCEPT AS WRITTEN ABOVE:



AGENDA ITEM 2: Ratification of the selection of Dow's independent auditors for 1997.

FOR  _______          AGAINST  _______          ABSTAIN  _______



AGENDA ITEM 3: Authorization of the amendment of the 1988 Award and Option Plan.

FOR  _______          AGAINST  _______          ABSTAIN  _______

I plan to attend the Annual Meeting.       __________

Discontinue duplicate Annual Report.       __________

I have made comments on this card or an attachment.    __________


Signature  _____________________________  Date _________, 1997

Please sign this voting instruction card as the name appears above.

--------------------------DESTEC---------------------------------
-----------------------------------------------------------------

Member's Name: _____________________________________________

Social Security Number:  ___________________________________

Number of Shares: __________________________________________


                 1997 CENTENNIAL ANNUAL MEETING

                    THE DOW CHEMICAL COMPANY

                       VOTING INSTRUCTIONS

 THIS PROXY IS SOLICITED ON BEHALF OF THE DOW BOARD OF DIRECTORS


TO:  Merrill Lynch Trust Company ("MLT Co.")

The undersigned hereby directs MLT Co. to vote all the shares of common stock of THE DOW CHEMICAL COMPANY credited to the undersigned's account under the Destec Energy, Inc. Retirement and Savings Plan on the record date for the Annual Meeting of Stockholders of The Dow Chemical Company to be held at the Midland Center for the Arts, Midland, Michigan, on Thursday,
May 15, 1997, at 2 p.m., and at any adjournment thereof, on the following matters and upon such other business as may properly come before the meeting.

MLT CO. IS DIRECTED TO VOTE AS SPECIFIED BELOW OR, IF NO
SPECIFICATION IS MADE, FOR THE ELECTION OF SEVEN DIRECTORS, FOR
AGENDA ITEM 2, FOR AGENDA ITEM 3, AND TO VOTE IN ACCORDANCE WITH
ITS DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME
BEFORE THE MEETING.

To vote in accordance with the Board of Directors' recommendations just sign and date below; no boxes need to be checked.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AGENDA ITEMS 1, 2
AND 3.

AGENDA ITEM 1:  The election of seven Directors.

FOR ALL CANDIDATES LISTED BELOW  _____     WITHHOLD _____
(except any Candidate whose name         for all Candidates
      has been struck out)                  listed below

      Arnold A. Allemang; Fred P. Corson; Willie D. Davis;
               Michael L. Dow; Michael D. Parker;
                J. Pedro Reinhard; Paul G. Stern

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
             CANDIDATE STRIKE A LINE THROUGH THE CANDIDATE'S
             NAME IN THE LIST ABOVE.



AGENDA ITEM 2:    Ratification of the selection of Deloitte &
                  Touche LLP as Dow's auditors for 1997.

FOR  _______          AGAINST  _______          ABSTAIN  _______



AGENDA ITEM 3:    Authorization of the amendment of the 1988
                  Award and Option Plan.

FOR  _______          AGAINST  _______          ABSTAIN  _______

Please sign, date and return this voting card promptly in the enclosed envelope.


                    Date _______________________, 1997


                    _________________________________________
                    Signature of Member